   Securities Act File No. 333-34844
Investment Company Act File No. 811-09903

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

PRE-EFFECTIVE AMENDMENT NO. /_/

POST-EFFECTIVE AMENDMENT NO. 19 /X/

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

AMENDMENT NO. 21 /X/

__________________________________________________________________

MELLON FUNDS TRUST

(Exact Name of Registrant as Specified in its Charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10116

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Jeff Prusnofsky, Esq.
200 Park Avenue
New York, New York 10116

(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

And

Donald W. Smith, Esq.
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, N.W.
Washington, D.C. 20006

__________________________________________________________________

It is proposed that this filing will become effective (check appropriate box)

_____ immediately upon filing pursuant to paragraph (b)
_ ___ on (DATE) pursuant to paragraph (b)
_____ 60 days after filing pursuant to paragraph (a) (1)
_____ on (DATE) pursuant to paragraph (a) (1)
__X__ 75 days after filing pursuant to paragraph (a) (2)
_____ on (DATE) pursuant to paragraph (a) (2) of Rule 485.
If appropriate, check the following box:
_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated January 14, 2008

The Mellon Funds

MELLON INTERMEDIATE U.S. GOVERNMENT FUND

Seeks to provide as high a level of current income

as is extent consistent with the preservation of capital

PROSPECTUS ________ __, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC–Insured • Not Bank Guaranteed • May Lose Value

The BANK of NEW YORK MELLON

     CONTENTS

THE FUND
Goal/Approach
Main Risks
Past Performance
Expenses
Management
Financial Highlights
YOUR INVESTMENT
Account Policies and Services
Distributions and Taxes
FOR MORE INFORMATION
See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of The Bank of New York Mellon Corporation (BNY Mellon) that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as “Qualified Accounts.”

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients). Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which The Dreyfus Corporation or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).

Mellon Intermediate U.S. Government Fund	THE FUND

[ICON]                 GOAL/APPROACH

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. The fund invests in various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In selecting other types of securities for the fund’s portfolio, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors.

Under normal market conditions, the fund maintains an average effective portfolio maturity between three and ten years. The fund attempts to manage interest rate risk by adjusting its duration. The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration.

The fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

[Side Bar]

Concepts to understand

Average effective portfolio maturity: an average of the maturities of the bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity.

Duration: a measure of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. Generally, the longer a bond’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

Mortgage pass-through securities: pools of residential or commercial mortgages whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal.

CMOs: securities that pool together mortgages and separate them into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending on their maturity and cash flow predictability. CMOs may be issued by government agencies or by private issuers.

[ICON]                 MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

•

U.S. Government securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Not all U.S. government obligations are backed by the full faith and credit of the U.S. Treasury. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so), and in some cases there may be some risk of default by the issuer. In addition, because many types of U.S. government obligations trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund’s “callable” issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically even during periods of declining interest rates.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall. When interest rates rise, the effective duration of certain mortgage-backed and asset-backed securities held by the fund may lengthen due to a drop in prepayments of the underlying mortgages or assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

•

Derivatives risk. In addition to mortgage-related and asset-backed securities, the fund may use derivative instruments such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

•

Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, interest payable on these securities will be reduced. In the case of U.S. Treasury inflation-indexed securities, the U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts, and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

[Side Bar]

Other potential risks

Under adverse market conditions, the fund could invest all of its assets in U.S. Treasury securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance. The fund’s forward roll transactions will increase its portfolio turnover rate.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

[Left Side Bar]

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by The Bank of New York, Mellon Bank, N.A., any of their affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

_________________________________

[ICON]                 PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. It is currently contemplated that before the fund commences operations, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Intermediate Government Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., will be transferred to the fund in a tax-free reorganization. If the reorganization is approved by shareholders of the predecessor fund, the reorganization would occur on or about August 15, 2008. The performance figures for the fund’s Class M shares in the bar chart represent the performance of the predecessor fund’s Institutional shares from year to year. The average annual total returns for the fund’s Class M shares and Investor shares in the table represent those of the predecessor fund’s Institutional shares and Class A shares, respectively, and are compared to those of the Lehman Brothers Intermediate Government Index, an unmanaged index designed to measure the performance of intermediate-term government bonds. These returns do not reflect the predecessor fund’s applicable sales loads for Class A shares, because the fund’s shares are not subject to any sales loads.

After-tax performance is shown only for Class M shares (based on the performance of the predecessor fund’s Institutional shares). After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary due to differences in expenses.

Year-by-year total return as of 12/31 each year (%)

Class M shares*

+7.49	-0.73	+11.03	+6.99	+10.39	+1.86	+3.18	+2.51	+3.58	+6.80
‘98	‘99	‘00	‘01	‘21	‘03	‘04	‘05	‘06	‘07

Best Quarter:	[Q3 ‘01	+5.21%
Worst Quarter:	Q2 ‘04	-2.20%]

* Represents the performance of the predecessor fund’s Institutional shares.

Average annual total return as of 12/31/07*

Share class	1 Year	5 Years	10 Years
Class M shares returns before taxes	6.80%	3.57%	5.25%
Class M shares returns after taxes on distributions	%	%	%
Class M shares returns after taxes on distributions and sale of fund shares	%	%	%
Investor shares returns before taxes	6.53%	3.29%	4.99%
Lehman Brothers Intermediate Government Index reflects no deduction for fees, expenses or taxes	%	%	%

__________________________
*The performance for the fund’s Class M shares and Investor shares represents the performance of the predecessor fund’s Institutional shares and Class A shares, respectively.

[ICON]                 EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

	Class M shares	Investor shares

Annual fund operating expenses % of average daily net assets
Investment advisory fees	0.50%	0.50%
Shareholder services fee	none	0.25%
Other expenses	0.22%	0.22%
Total annual fund operating expenses	0.72%	0.97%
Less: Fee waiver and/or expense reimbursement*	(0.07)%	(0.07)%
Net operating expenses	0.65%	0.90%

__________________________
* The investment adviser has contractually agreed, until August 31, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 0.65%.

Expense example
	1 Year	3 Years	5 Years	10 Years
Class M shares	$	$	$	$

Investor shares	$	$	$	$

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first two years of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by the investment adviser. Because actual returns and expenses will be different, the example is for comparison only.

[Right Side Bar]

Concepts to understand

Investment advisory fee: the fee paid to the investment adviser for managing the fund’s portfolio.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services to the holders of Investor shares.

Other expenses: estimated fees to be paid by the fund, including an administration fee of [0.129]% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional service fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amounts listed in the table above.

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[ICON]                 MANAGEMENT

Investment adviser

The investment adviser for the fund is Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[263] billion in approximately [180] mutual fund portfolios. The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.50% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

John Flahive, CFA, serves as the fund’s primary portfolio manager, a position he has held since the fund’s inception. He has been the predecessor fund’s primary portfolio manager since November 1, 2007. Mr. Flahive has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also a first vice president of Mellon Trust of New England, N.A., which he joined in October 1994.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser’s or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, the fund’s investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The investment adviser’s code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees of the investment adviser does not disadvantage any fund managed by the investment adviser.

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[ICON]                 FINANCIAL HIGHLIGHTS

The financial highlights information in the following tables for the fund’s Class M shares and Investor shares represents the financial highlights of the predecessor fund’s Institutional shares and Class A shares, respectively, for the fiscal periods indicated. It is currently contemplated that the predecessor fund will be reorganized into the fund on or about August 15, 2008. “Total return” shows how much an investment in the predecessor fund’s shares would have increased (or decreased) during the period, assuming all dividends and distributions were reinvested. These financial highlights have been audited by Tait, Weller & Baker, LLP, the predecessor fund’s independent registered public accounting firm, for the years ended December 31, 2005, 2006 and 2007, and by another independent registered public accounting firm for the years ended December 31, 2004 and 2003. The report of Tait, Weller & Baker, LLP, along with the predecessor fund’s financial statements, are included in the predecessor fund’s annual report, which is available upon request. The fund’s independent registered public accounting firm is KPMG LLP.

		Year Ended December 31,
Class M shares		2007	2006	2005	2004	2003

Per-Share Data ($):

Net asset value, beginning of period			9.94	10.15	10.28	10.51

Gain (loss) from investment operations:	Net investment income(1)		0.42	0.39	0.37	0.35

	Net realized and unrealized gain (loss) on investments		(0.08)	(0.14)	(0.05)	(0.16)

Total gain (loss) from investment operations			0.34	0.25	0.32	0.19

Dividends and distributions:	Dividends from net investment income		(0.47)	(0.46)	(0.45)	(0.42)

Net asset value, end of period			9.81	9.94	10.15	10.28

Total investment return based on net asset value (%)(2)			3.58	2.51	3.18	1.86

Ratios/Supplemental Data (%):

Ratio of expenses (after reduction) to average net assets			0.65	0.65	0.72	0.79

Ratio of expenses (before reduction) to average net assets			0.78	0.78	0.86	0.89

Ratio of net investment income (after reduction) to average net assets			4.27	3.88	3.65	3.39

Portfolio turnover rate			21	29	8	87

Net assets, end of period ($ x 1,000)			103,686	114,209	111,963	112,584
___________
(1) Based on average shares outstanding.

(2)     Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

		Year Ended December 31,
Investor shares		2007	2006	2005	2004	2003

Per-Share Data ($):

Net asset value, beginning of period			9.93	10.14	10.27	10.51

Gain (loss) from investment operations:	Net investment income(1)		0.39	0.36	0.35	0.33

	Net realized and unrealized gain (loss) on investments		(0.07)	(0.14)	(0.06)	(0.17)

Total gain (loss) from investment operations			0.32	0.22	0.29	0.16

Dividends and distributions:	Dividends from net investment income		(0.45)	(0.43)	(0.42)	(0.40)

Net asset value, end of period			9.80	9.93	10.14	10.27

Total investment return based on net asset value (%)(2)			3.32	2.25	2.92	1.50

Ratios/Supplemental Data (%):

Ratio of expenses (after reduction) to average net assets			0.90	0.90	0.98	1.04

Ratio of expenses (before reduction) to average net assets			1.03	1.03	1.11	1.14

Ratio of net investment income (after reduction) to average net assets			4.02	3.62	3.39	3.13

Portfolio turnover rate			21	29	8	87

Net assets, end of period ($ x 1,000)			6,319	7,161	10,505	14,896

______________
(1) Based on average shares outstanding.

(2)     Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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YOUR INVESTMENT

[ICON]                 ACCOUNT POLICIES AND SERVICES

Buying shares

The fund is offering its Class M shares and Investor shares in this prospectus. Class M shares are generally offered only to Wealth Management Clients. Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund’s transfer agent (Mellon Fund Accounts). Investor shares are generally offered only to Individual Clients, BNY Mellon Wealth Advisors Brokerage Clients and Qualified Employee Benefit Plans. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Advisors Brokerage Accounts). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by the investment adviser, Mellon Bank, N.A. or their affiliates.

Wealth Management Clients may transfer Class M shares from a Mellon Fund Account to other existing Wealth Management Clients for their Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Advisors Brokerage Account. Before any such transfer, the Private Wealth Management Client’s Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Advisors Brokerage Client will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder’s Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Advisors Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund. See the SAI for more information.

You pay no sales charges to invest in either share class of the fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating the NAV of the fund, the fund’s investments generally are valued by one or more independent pricing services approved by the fund’s board or on the basis of market quotations. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security’s most recent price and from prices used by other mutual funds to calculate their net asset values.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
•	the fund will not honor redemption checks, or process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through Mellon Fund Accounts and BNY Mellon Wealth Advisors Brokerage Accounts

Persons who hold fund shares through Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other Mellon funds as described below under “Individual Account services and policies – Exchange privilege.” The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

Make checks payable to: Mellon Funds.

Wire. To purchase additional shares by wire, have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

•	ABA #011001234
•	DDA #00-0388
•	the fund name
•	the share class
•	your account number
•	name(s) of investor(s)

Electronic check. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert “569” before your 14-digit account number. Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

Automatically. Call us at 1-800-645-6561 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See “Individual Account services and policies.”

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

In writing or by check. You may sell (redeem) shares by writing a letter of instruction or by writing a redemption check. The letter of instruction or redemption check should include the following information:

•	your name(s) and signature(s)
•	your account number
•	the fund name
•	the share class
•	the dollar amount you want to sell
•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

Wire or TeleTransfer. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

For investing

Automatic Asset Builder ®	For making automatic investments from a designated bank account.

Payroll Savings Plan	For making automatic investments through a payroll deduction.

Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Mellon fund (not available for IRAs).

For exchanging shares

Auto-Exchange Privilege	For making regular exchanges from the fund into another Mellon fund.

For selling shares

Automatic Withdrawal Plan	For making regular withdrawals from most Mellon funds.

Checkwriting privilege. Holders of Individual Accounts in the fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege. You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions
•	change its minimum or maximum investment amounts
•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
•	“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
•	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in other Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans and Auto-Exchange Privileges generally are not considered to be frequent trading.

[ICON]                 DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, contact your account officer or financial advisor, respectively. There are no fees on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

FOR MORE INFORMATION

Mellon Intermediate U.S. Government Fund

A series of Mellon Funds Trust
SEC file number: 811-09903

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes performance, lists portfolio holdings and discusses recent market conditions, economic trends and investment strategies that significantly affected the performance of the fund’s predecessor fund during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

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To obtain information:

By telephone Wealth Management Clients,
please contact your Account Officer or call 1-888-281-7350.
BNY Mellon Wealth Advisors Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2.
Individual Account holders, please call Dreyfus at 1-800-645-6561.
Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327

By mail Wealth Management Clients, write to your Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

BNY Mellon Wealth Advisors Brokerage Clients, write to your financial advisor
P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to:
Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated January 14, 2008

The Mellon Funds

MELLON NEW YORK INTERMEDIATE TAX-EXEMPT BOND FUND

Seeks to provide income that is exempt from federal, New York state and New York city income taxes

PROSPECTUS __, 2008

As with all mutual funds, the Securities and
Exchange Commission has not approved or
disapproved these securities or passed upon the
adequacy of this prospectus. Any representation to
the contrary is a criminal offense.

Not FDIC–Insured • Not Bank Guaranteed • May Lose Value

The Bank of NEW YORK MELLON

      CONTENTS

THE FUND
Goal/Approach
Main Risks
Past Performance
Expenses
Management
Financial Highlights
YOUR INVESTMENT
Account Policies and Services
Distributions and Taxes
FOR MORE INFORMATION
See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of The Bank of New York Mellon Corporation (BNY Mellon) that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as "Qualified Accounts."

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients). Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which The Dreyfus Corporation or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).

Mellon New York Intermediate Tax-Exempt Bond Fund	THE FUND

[ICON]	GOAL/APPROACH

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the interest from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city personal income taxes.

The fund's investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity. In calculating average effective portfolio maturity, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates ("inverse floaters") and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which received interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable demand note.

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Concepts to understand

Municipal bonds: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	revenue bonds, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Average effective portfolio maturity: an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for bonds in default (the inability to make timely interest or principal payments). Bonds rated BBB or Baa and above are considered investment grade.

[ICON]	MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

•

Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a municipal bond's price to fall, potentially lowering the fund's share price.

•

Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•

State-specific risk. The Fund is subject to the risk that New York's economy, and the revenues underlying its municipal bonds, may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

•

Market sector risk. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•

Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although the fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), from federal income tax and New York state and New York city personal income taxes, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•

Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•

Leveraging risk.  The use of leverage, such as engaging in forward commitment transactions, entering into futures contracts, and investing in inverse floaters, may cause taxable income and may magnify the fund's gains or losses.

•

Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

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Other potential risks

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, the fund may invest up to 20% of its assets in municipal bonds that are subject to the federal alternative minimum tax. In addition, the fund may invest up to 20% of its assets in taxable bonds and/or municipal bonds that are exempt only from federal income tax and, for temporary defensive purposes, may invest up to all of its assets in such bonds and in U.S. Treasury securities and money market securities. During such periods, the fund may not achieve its investment objective.

Although municipal and taxable bonds must be rated investment grade when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

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What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by The Bank of New York, Mellon Bank, N.A., any of their affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

____________________________

[ICON]	PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. It is currently contemplated that before the fund commences operations, substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton Intermediate New York Tax-Exempt Fund (the "predecessor fund"), a series of BNY Hamilton Funds, Inc., will be transferred to the fund in a tax-free reorganization. If the reorganization is approved by shareholders of the predecessor fund, the reorganization would occur on or about August 15, 2008. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's Institutional shares from year to year. The average annual total returns for the fund's Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, and are compared to those of the Lehman Brothers 5 Year General Obligation Municipal Bond Index, an unmanaged index designed to measure the performance of intermediate-term general obligation municipal bonds. These returns do not reflect the predecessor fund's applicable sales loads for Class A shares, because the fund's shares are not subject to any sales loads.

After-tax performance is shown only for Class M shares (based on the performance of the predecessor fund's Institutional shares). After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary due to differences in expenses.

Year-by-year total return as of 12/31 each year (%)

Class M shares*

+5.30	-1.35	+8.66	+4.77	+8.79	+3.71	+2.35	+2.01	+3.64	+4.33
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	[Q3 '02	+3.94%
Worst Quarter:	Q2 '99	-1.87%]

* Represents the performance of the predecessor fund's Institutional shares.

Average annual total return as of 12/31/07*

Share class	1 Year	5 Years	10 Years
Class M shares returns before taxes	4.33%	3.22%	4.19%
Class M shares returns after taxes on distributions	%	%	%
Class M shares returns after taxes on distributions and sale of fund shares	%	%	%
Investor shares returns before taxes	4.07%	2.98%	3.94%
Lehman Brothers 5 Year General Obligation Municipal Bond Index** reflects no deduction for fees, expenses or taxes	%	%	%

_____________________

*   The performance for the fund's Class M shares and Investor shares represents the performance of the predecessor fund's Institutional shares and Class A shares, respectively.

** Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

[ICON]	EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

	Class M shares	Investor shares

Annual fund operating expenses % of average daily net assets
Investment advisory fees	0.50%	0.50%
Shareholder services fee	none	0.25%
Other expenses	0.20%	0.20%
Total annual fund operating expenses	0.70%	0.95%
Less: Fee waiver and/or expense reimbursement*	(0.11)%	(0.11)%
Net operating expenses	0.59%	0.84%

_____________________

*  The investment adviser has contractually agreed, until August 31, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 0.59%.

Expense example
	1 Year	3 Years	5 Years	10 Years
Class M shares	$	$	$	$

Investor shares	$	$	$	$

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The one-year example and the first two years of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by the investment adviser. Because actual returns and expenses will be different, the example is for comparison only.

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Concepts to understand

Investment advisory fee: the fee paid to the investment adviser for managing the fund's portfolio.

Shareholder services fee: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

Other expenses: estimated fees to be paid by the fund, including an administration fee of [0.129]% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional service fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amounts listed in the table above.

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[ICON]	MANAGEMENT

Investment adviser

The investment adviser for the fund is Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[263] billion in approximately [180] mutual fund portfolios. The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

John Flahive, CFA, serves as the fund's primary portfolio manager, a position he has held since the fund's inception. He has been the predecessor fund's primary portfolio manager since November 1, 2007. Mr. Flahive has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also a first vice president of Mellon Trust of New England, N.A., which he joined in October 1994.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

Distributor

The fund's distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser's or MBSC's own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, the fund's investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees of the investment adviser does not disadvantage any fund managed by the investment adviser.

____________________________

[ICON]	FINANCIAL HIGHLIGHTS

The financial highlights information in the following tables for the fund's Class M shares and Investor shares represents the financial highlights of the predecessor fund's Institutional shares and Class A shares, respectively, for the fiscal periods indicated. It is currently contemplated that the predecessor fund will be reorganized into the fund on or about August 15, 2008. "Total return" shows how much an investment in the predecessor fund's shares would have increased (or decreased) during the period, assuming all dividends and distributions were reinvested. These financial highlights have been audited by Tait, Weller & Baker, LLP, the predecessor fund's independent registered public accounting firm, for the years ended December 31, 2005, 2006 and 2007, and by another independent register public accounting firm for the years ended December 31, 2004 and 2003. The report of Tait, Weller & Baker, LLP, along with the predecessor fund's financial statements, are included in the predecessor fund's annual report, which is available upon request. The fund's independent registered public accounting firm is KPMG LLP.

			Year Ended December 31,
Class M shares		2007	2006	2005	2004	2003

Per-Share Data ($):

Net asset value, beginning of period			10.74	10.89	11.00	11.02

Gain (loss) from investment operations:	Net investment income(1)		0.37	0.35	0.35	0.37

	Net realized and unrealized gain (loss) on investments		0.01	(0.14)	(0.08)	0.03

Total gain (loss) from investment operations			0.38	0.21	0.27	0.40

Dividends and distributions:	Dividends from net investment income		(0.37)	(0.35)	(0.35)	(0.37)

	Distributions from capital gains		-- (2)	(0.01)	(0.03)	(0.05)

	Total dividends and distributions		(0.37)	(0.36)	(0.38)	(0.42)

Net asset value, end of period			10.75	10.74	10.89	11.00

Total investment return based on net asset value (%)(3)			3.64	2.01	2.35	3.71

Ratios/Supplemental Data (%):

Ratio of expenses (after reduction) to average net assets			0.59	0.59	0.68	0.79

Ratio of expenses (before reduction) to average net assets			0.76	0.77	0.85	0.93

Ratio of net investment income (after reduction) to average net assets			3.46	3.26	3.19	3.39

Portfolio turnover rate			13	16	11	10

Net assets, end of period ($ x 1,000)			94,789	95,160	88,706	72,127
______________
(1) Based on average shares outstanding.
(2) Less than $0.01 per share.

(3)      Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deductions of  taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

			Year Ended December 31,
Investor shares		2007	2006	2005	2004	2003

Per-Share Data ($):

Net asset value, beginning of period			10.75	10.90	11.01	11.02

Gain (loss) from investment operations:	Net investment income(1)		0.34	0.33	0.32	0.35

	Net realized and unrealized gain (loss) on investments		0.01	(0.14)	(0.08)	0.04

Total gain (loss) from investment operations			0.35	0.19	0.24	0.39

Dividends and distributions:	Dividends from net investment income		(0.34)	(0.33)	(0.32)	(0.35)

	Distributions from capital gains		--(2)	(0.01)	(0.03)	(0.05)

	Total dividends and distributions		(0.34)	(0.34)	(0.35)	(0.40)

Net asset value, end of period			10.76	10.75	10.90	11.01

Total investment return based on net asset value (%)(3)			3.38	1.76	2.19	3.57

Ratios/Supplemental Data (%):

Ratio of expenses (after reduction) to average net assets			0.84	0.84	0.94	1.04

Ratio of expenses (before reduction) to average net assets			1.01	1.02	1.11	1.17

Ratio of net investment income (after reduction) to average net assets			3.21	3.00	2.93	3.15

Portfolio turnover rate			13	16	11	10

Net assets, end of period ($ x 1,000)			18,131	20,164	22,844	26,354
______________
(1) Based on average shares outstanding.
(2) Less than $0.01 per share.

(3)   Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

__________________________

YOUR INVESTMENT

[ICON]	ACCOUNT POLICIES AND SERVICES

Buying shares

The fund is offering its Class M shares and Investor shares in this prospectus. Class M shares are generally offered only to Wealth Management Clients. Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund's transfer agent (Mellon Fund Accounts). Investor shares are generally offered only to Individual Clients, BNY Mellon Wealth Advisors Brokerage Clients and Qualified Employee Benefit Plans. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Advisors Brokerage Accounts). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by the investment adviser, Mellon Bank, N.A. or their affiliates.

Wealth Management Clients may transfer Class M shares from a Mellon Fund Account to other existing Wealth Management Clients for their Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Advisors Brokerage Account. Before any such transfer, the Wealth Management Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Advisors Brokerage Client will receive Investor shares. Private Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Advisors Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund. See the SAI for more information.

You pay no sales charges to invest in either share class of the fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.

When calculating the NAV of the fund, the fund's investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If valuations for investments (received from the pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Investments in certain municipal bonds and thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment—Account Policies and Services—General Policies" for further information about the fund's frequent trading policy.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not honor redemption checks, or process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through Mellon Fund Accounts and BNY Mellon Wealth Advisors Brokerage Accounts

Persons who hold fund shares through Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other Mellon funds as described below under "Individual Account services and policies – Exchange privilege." The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

Make checks payable to: Mellon Funds.

Wire. To purchase additional shares by wire, have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

•	ABA #011001234
•	DDA #00-0388
•	the fund name
•	the share class
•	your account number
•	name(s) of investor(s)

Electronic check. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert "569" before your 14-digit account number. Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

Automatically. Call us at 1-800-645-6561 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account services and policies."

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

In writing or by check. You may sell (redeem) shares by writing a letter of instruction or by writing a redemption check. The letter of instruction or redemption check should include the following information:

•	your name(s) and signature(s)
•	your account number
•	the fund name
•	the share class
•	the dollar amount you want to sell
•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

Wire or TeleTransfer. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

For investing

Automatic Asset Builder®	For making automatic investments from a designated bank account.

Payroll Savings Plan	For making automatic investments through a payroll deduction.

Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Mellon fund (not available for IRAs).

For exchanging shares

Auto-Exchange Privilege	For making regular exchanges from the fund into another Mellon fund.

For selling shares

Automatic Withdrawal Plan	For making regular withdrawals from most Mellon funds.

Checkwriting privilege. Holders of Individual Accounts in the fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege. You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions
•	change its minimum or maximum investment amounts
•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
•	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor's trading history in other accounts under common ownership or control, in other Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in thinly traded municipal bonds, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans and Auto-Exchange Privileges generally are not considered to be frequent trading.

[ICON]	DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, contact your account officer or financial advisor, respectively. There are no fees on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For New York personal income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from New York state and New York city income taxes. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York state and New York city personal income taxes.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

FOR MORE INFORMATION

Mellon New York Intermediate Tax-Exempt Bond Fund

A series of Mellon Funds Trust
SEC file number: 811-09903

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes performance, lists portfolio holdings and discusses recent market conditions, economic trends and investment strategies that significantly affected the performance of the fund's predecessor fund during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

[Left Side Bar]

To obtain information:

By telephone Wealth Management Clients,
please contact your Account Officer or call 1-888-281-7350.
BNY Mellon Wealth Advisors Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2.
Individual Account holders, please call Dreyfus at 1-800-645-6561.
Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327

By mail Wealth Management Clients, write to your Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

BNY Mellon Wealth Advisors Brokerage Clients, write to your financial advisor
P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to:
Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated January 14, 2008

The Mellon Funds

MELLON INTERNATIONAL APPRECIATION FUND

Seeks long-term capital appreciation by investing

primarily in Depositary Receipts representing local

shares of non-U.S. issuers

PROSPECTUS ________ __, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC–Insured • Not Bank Guaranteed • May Lose Value

The BANK of NEW YORK MELLON

       CONTENTS

THE FUND
Goal/Approach
Main Risks
Past Performance
Expenses
Management
Financial Highlights
YOUR INVESTMENT
Account Policies and Services
Distributions and Taxes
FOR MORE INFORMATION
See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of The Bank of New York Mellon Corporation (BNY Mellon) that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as "Qualified Accounts."

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients). Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which The Dreyfus Corporation or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).

Mellon International Appreciation Fund	THE FUND
[ICON]	GOAL/APPROACH

The fund seeks to provide long-term capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of non-U.S. issuers. Equity securities include Depositary Receipts (DRs), common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. DRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security.

In selecting securities, the investment adviser screens the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights, and sector weights within each country. As a result of this process, the fund is expected to hold ADRs representing 150-250 foreign issuers. The fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund will generally not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

The fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.

[Side Bar]

Concepts to understand

ADRs: receipts typically issued by a U.S. bank or trust company that represent a fixed number or fixed fraction of publicly-traded securities of non-U.S. issuers, depending on the ratio of ADRs to the non-U.S. issuer's ordinary shares. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York, an affiliate of the fund's investment adviser, by brokers executing the purchases or sales.

MSCI EAFE Index: an unmanaged, market-capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada. As of December 31, 2007, the MSCI EAFE Index included companies with market capitalizations ranging from approximately $___ million to $__ billion.

[ICON]	MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•

Foreign investment risk. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Currency rates in foreign countries may fluctuate significantly over short periods of time. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

The fund pursues its objective by investing primarily in DRs representing securities of non-U.S. issuers, and generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the company that issues the underlying securities or to pass through voting rights to the holders of the DRs with respect to the underlying securities.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued.

•

Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, engaging in reverse repurchase agreements, and engaging in forward commitment transactions, may magnify the fund's gains or losses.

•

Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

[Side Bar]

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. issuers, U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

As a group, large capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

[Left Side Bar]

What this fund is – and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by The Bank of New York, Mellon Bank, N.A., any of their affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

____________________________

[ICON]	PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. It is currently contemplated that before the fund commences operations, substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton International Equity Fund (the "predecessor fund"), a series of BNY Hamilton Funds, Inc., will be transferred to the fund in a tax-free reorganization. If the reorganization is approved by shareholders of the predecessor fund, the reorganization would occur on or about August 15, 2008. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's Institutional shares from year to year. The average annual total returns for the fund's Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, and are compared to those of the MSCI EAFE Index, an unmanaged index designed to measure the performance of stocks issued by foreign companies in developed markets. These returns do not reflect the predecessor fund's applicable sales loads for Class A shares, because the fund's shares are not subject to any sales loads.

After-tax performance is shown only for Class M shares (based on the performance of the predecessor fund's Institutional shares). After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary due to differences in expenses.

Year-by-year total return as of 12/31 each year (%)

Class M shares*

+20.84	+43.45	-23.99	-25.20	-21.07	+35.13	+15.85	+13.14	+24.68	+9.79
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	[Q4 '99	+29.58%

Worst Quarter:	Q3 '02	-18.94%]

* Represents the performance of the predecessor fund's Institutional shares.

Average annual total return as of 12/31/07*

Share class	1 Year	5 Years	10 Years
Class M shares returns before taxes	9.79%	19.38%	6.55%
Class M shares returns after taxes on distributions	%	%	%
Class M shares returns after taxes on distributions and sale of fund shares	9.50%	19.09%	6.31%
Investor shares returns before taxes
MSCI EAFE Index reflects no deduction for fees, expenses or taxes	%	%	%

_______________________________

* The performance for the fund's Class M shares and Investor shares represents the performance of the predecessor fund's Institutional shares and Class A shares, respectively.

[ICON]	EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

	Class M shares	Investor shares

Annual fund operating expenses % of average daily net assets
Investment advisory fees	0.50%	0.50%
Shareholder services fee	none	0.25%
Other expenses	0.15%	0.15%
Total	0.65%	0.90%

__________________

Expense example

	1 Year	3 Years	5 Years	10 Years
Class M shares	$	$	$	$

Investor shares	$	$	$	$

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Right Side Bar]

Concepts to understand

Investment advisory fee: the fee paid to the investment adviser for managing the fund's portfolio. The investment adviser has contractually agreed, until August 31, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.65%.

Shareholder services fee: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

Other expenses: estimated fees to be paid by the fund, including an administration fee of [0.129]% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional service fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amounts listed in the table above.

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[ICON]	MANAGEMENT

Investment adviser

The investment adviser for the fund is Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[263] billion in approximately [180] mutual fund portfolios. The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Investment decisions for the fund are made by a team of portfolio managers, which has managed the fund since the fund's inception. The portfolio management team has managed the predecessor fund since 2003. Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose are the five most senior members of the portfolio management team responsible for managing the fund's portfolio. Mr. Zyla is a managing director of The Bank of New York (BNY), the predecessor fund's investment adviser, where he has been employed since 1989. Mr. Buchanan is a portfolio manager and a vice president of BNY, where he has been employed since January 2002. Ms. Krisko is a senior portfolio manager and a managing director of BNY, where she has been employed since 2005; prior thereto, she held various senior investment positions with Deutsche Asset Management and Northern Trust and was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Mr. McCormack is a senior portfolio manager and a vice president of BNY, where he has been employed since 1987. Mr. Rose is a portfolio manager and a vice president of BNY, where he has been employed since 1997. Each member of the team has been an employee of Dreyfus since _____. [To Be Updated]

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

Distributor

The fund's distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser's or MBSC's own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, the fund's investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees of the investment adviser does not disadvantage any fund managed by the investment adviser.

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[ICON]	FINANCIAL HIGHLIGHTS

The financial highlights information in the following tables for the fund's Class M shares and Investor shares represents the financial highlights of the predecessor fund's Institutional shares and Class A shares, respectively, for the fiscal periods indicated. It is currently contemplated that the predecessor fund will be reorganized into the fund on or about August 15, 2008. "Total return" shows how much an investment in the predecessor fund's shares would have increased (or decreased) during the period, assuming all dividends and distributions were reinvested. These financial highlights have been audited by Tait, Weller & Baker, LLP, the predecessor fund's independent registered public accounting firm, for the years ended December 31, 2005, 2006 and 2007, and by another independent registered public accounting firm for the years ended December 31, 2004 and 2003. The report of Tait, Weller & Baker, LLP, along with the predecessor fund's financial statements, are included in the predecessor fund's annual report, which is available upon request. The fund's independent registered public accounting firm is KPMG LLP.

	Year Ended December 31,
Class M shares	2007	2006	2005	2004	2003

Per-Share Data ($):

Net asset value, beginning of period		12.62	11.32	9.89	7.38

Gain (loss) from investment operations:	Net investment income(1)	0.30	0.20	0.14	0.10

	Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.81	1.29	1.42	2.49

Total gain (loss) from investment operations		3.11	1.49	1.56	2.59

Dividends and distributions:	Dividends from net investment income	(0.27)	(0.19)	(0.13)	(0.08)

Net asset value, end of period		15.46	12.62	11.32	9.89

Total investment return based on net asset value (%)(2)		24.68	13.14	15.85	35.13

Ratios/Supplemental Data (%):

Ratio of expenses to average net assets		0.68	0.84	1.08	1.31

Ratio of net investment income to average net assets		2.14	1.71	1.37	1.24

Portfolio turnover rate		15	11	31	101

Net assets, end of period ($ x 1,000)		456,316	308,769	219,404	144,908
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(1) Based on average shares outstanding.

(2)      Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

			Year Ended December 31,
Investor shares		2007	2006	2005	2004	2003

Per-Share Data ($):

Net asset value, beginning of period			12.47	11.19	9.77	7.29

Gain (loss) from investment operations:	Net investment income(1)		0.27	0.17	0.13	0.08

	Net realized and unrealized gain (loss) on investments and foreign currency transactions		2.77	1.26	1.39	2.46

Total gain (loss) from investment operations			3.04	1.43	1.52	2.54

Dividends and distributions:	Dividends from net investment income		(0.24)	(0.15)	(0.10)	(0.06)

Net asset value, end of period			15.27	12.47	11.19	9.77

Total investment return based on net asset value (%)(2)			24.38	12.81	15.61	34.85

Ratios/Supplemental Data (%):

Ratio of expenses to average net assets			0.93	1.10	1.35	1.56

Ratio of net investment income to average net assets			1.92	1.49	1.25	1.01

Portfolio turnover rate			15	11	31	101

Net assets, end of period ($ x 1,000)			5,366	4,431	4,384	6,260
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(1) Based on average shares outstanding.

(2)    Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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YOUR INVESTMENT

[ICON]	ACCOUNT POLICIES AND SERVICES

Buying shares

The fund is offering its Class M shares and Investor shares in this prospectus. Class M shares are generally offered only to Wealth Management Clients. Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund's transfer agent (Mellon Fund Accounts). Investor shares are generally offered only to Individual Clients, BNY Mellon Wealth Advisors Brokerage Clients and Qualified Employee Benefit Plans. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Advisors Brokerage Accounts). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by the investment adviser, Mellon Bank, N.A. or their affiliates.

Wealth Management Clients may transfer Class M shares from a Mellon Fund Account to other existing Wealth Management Clients for their Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Advisors Brokerage Account. Before any such transfer, the Wealth Management Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Advisors Brokerage Client will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Advisors Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund. See the SAI for more information.

You pay no sales charges to invest in either share class of the fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating the NAV of the fund, the fund's equity investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities, small-capitalization equity securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment—Account Policies and Services—General Policies" for further information about the fund's frequent trading policy.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through Mellon Fund Accounts and BNY Mellon Wealth Advisors Brokerage Accounts

Persons who hold fund shares through Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other Mellon funds as described below under "Individual Account services and policies – Exchange privilege." The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund

Mellon Funds

P.O. Box 55268

Boston, MA 02205-8502

Make checks payable to: Mellon Funds.

Wire. To purchase additional shares by wire, have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

•	ABA #011001234
•	DDA #00-0388
•	the fund name
•	the share class
•	your account number
•	name(s) of investor(s)

Electronic check. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert "569" before your 14-digit account number. Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

Automatically. Call us at 1-800-645-6561 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account services and policies."

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

In writing. You may sell (redeem) shares by writing a letter of instruction. The letter of instruction should include the following information:

•	your name(s) and signature(s)
•	your account number
•	the fund name
•	the share class
•	the dollar amount you want to sell
•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

Mellon Funds

P.O. Box 55268

Boston, MA 02205-8502

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

Wire or TeleTransfer. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

For investing

Automatic Asset Builder®	For making automatic investments from a designated bank account.
Payroll Savings Plan	For making automatic investments through a payroll deduction.
Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.
Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Mellon fund (not available for IRAs).
For exchanging shares
Auto-Exchange Privilege	For making regular exchanges from the fund into another Mellon fund.
For selling shares
Automatic Withdrawal Plan	For making regular withdrawals from most Mellon funds.

Exchange privilege. You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

•	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor's trading history in other accounts under common ownership or control, in other Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans and Auto-Exchange Privileges generally are not considered to be frequent trading.

[ICON]	DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, contact your account officer or financial advisor, respectively. There are no fees on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

FOR MORE INFORMATION

Mellon International Appreciation Fund

A series of Mellon Funds Trust

SEC file number: 811-09903

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes performance, lists portfolio holdings and discusses recent market conditions, economic trends and investment strategies that significantly affected the performance of the fund's predecessor fund during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

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To obtain information:
By telephone Wealth Management Clients,
please contact your Account Officer or call 1-888-281-7350.
BNY Mellon Wealth Advisors Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2.
Individual Account holders, please call Dreyfus at 1-800-645-6561.
Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327

By mail Wealth Management Clients, write to your Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

BNY Mellon Wealth Advisors Brokerage Clients, write to your financial advisor
P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to:
Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

Subject to Completion, Dated January 14, 2008

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Mellon Funds

MELLON SMALL CAP CORE EQUITY FUND

Seeks long-term capital appreciation by investing
primarily in equity securities of small-cap companies

PROSPECTUS ________ __, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC –Insured • Not Bank Guaranteed • May Lose Value

The BANK of NEW YORK MELLON

CONTENTS

THE FUND
Goal/Approach
Main Risks
Past Performance
Expenses
Management
Financial Highlights
YOUR INVESTMENT
Account Policies and Services
Distributions and Taxes
FOR MORE INFORMATION
See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of The Bank of New York Mellon Corporation (BNY Mellon) that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as “Qualified Accounts.”

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients). Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which The Dreyfus Corporation or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).

Mellon Small Cap Core Equity Fund	THE FUND

[ICON]	GOAL/APPROACH

The fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies. The fund considers small-cap companies to be those companies with total market capitalizations at the time of purchase within the market capitalization range of the companies included in the Russell 2000® Index immediately following the Index’s most recent rebalancing. The fund’s equity investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs) or shortly thereafter.

The fund invests in a blend of growth and value stocks, using both quantitative and fundamental research. In selecting investments for the fund, Gannett Welsh & Kotler, LLC (GW&K), the fund’s sub-investment adviser, focuses on individual security selection, rather than industry allocation. GW&K uses quantitative research in seeking to identify companies selling at the lower end of their historic valuation range, with positive earnings and with growth prospects that are expected to exceed the growth rate of the U.S. economy. GW&K uses fundamental research in seeking to learn about a company’s operating environment, financial condition, leadership position within its industry, resources and strategic plans. GW&K seeks to take advantage of industry cycles, and, thus the fund may overweight or underweight different sectors as economic conditions change.

Although the fund invests primarly in equity securities of U.S. issuers, the fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.

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Concepts to understand

Small-cap companies: generally new and often entrepreneurial companies. Small-cap companies can, if successful, grow faster than large-cap companies and typically use profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.

Russell 2000® Index: an index of the 2,000 smallest companies in the Russell 3000® Index (which is comprised of the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2007, the Russell 2000 Index included companies with market capitalization of approximately $__ million to $__ billion. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $__ billion at any given time.

[ICON]	MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

•

Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued.

•

Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk . To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, engaging in reverse repurchase agreements, and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

•

Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

IPO risk. The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

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Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

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What this fund is ( and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by The Bank of New York, Mellon Bank, N.A., any of their affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

____________________________

[ICON]	PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. It is currently contemplated that before the fund commences operations, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Small Cap Core Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., will be transferred to the fund in a tax-free reorganization. If the reorganization is approv`ed by shareholders of the predecessor fund, the reorganization would occur on or about August 15, 2008. The performance figures for the fund’s Class M shares in the bar chart represent the performance of the predecessor fund’s Institutional shares from year to year. The average annual total returns for the fund’s Class M shares and Investor shares in the table represent those of the predecessor fund’s Institutional shares and Class A shares, respectively, and are compared to those of the Russell 2000 Index, an unmanaged index designed to measure the performance of small-cap stocks. These returns do not reflect the predecessor fund’s applicable sales loads for Class A shares, because the fund’s shares are not subject to any sales loads.

After-tax performance is shown only for Class M shares (based on the performance of the predecessor fund’s Institutional shares). After-tax performance of the fund’s Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary due to differences in expenses.

Year-by-year total return as of 12/31 each year (%)

Class M shares*

								+11.01	+4.90
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	[Q1 ‘06	+11.93%

Worst Quarter:	Q2 ‘06	-5.77%]

* Represents the performance of the predecessor fund’s Institutional shares.

Average annual total return as of 12/31/07*

Share class	1 Year	Since Inception (3/2/05)
Class M shares returns before taxes	4.90%	%
Class M shares returns after taxes on distributions	%	%
Class M shares returns after taxes on distributions and sale of fund shares	4.49%	%
Investor shares returns before taxes
Russell 2000 Index reflects no deduction for fees, expenses or taxes	%	%

_______________________________

* The performance for the fund’s Class M shares and Investor shares represents the performance of the predecessor fund’s Institutional shares and Class A shares, respectively.

[ICON]	EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

	Class M shares	Investor shares

Annual fund operating expenses % of average daily net assets
Investment advisory fees	0.75%	0.75%
Shareholder services fee	none	0.25%
Other expenses	0.18%	0.18%
Total	0.93%	1.18%

__________________

Expense example
	1 Year	3 Years	5 Years	10 Years
Class M shares	$	$	$	$

Investor shares	$	$	$	$

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

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Concepts to understand

Investment advisory fee: the fee paid to the investment adviser for managing the fund’s portfolio. The investment adviser has contractually agreed, until August 31, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.96%.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services to the holders of Investor shares.

Other expenses: estimated fees to be paid by the fund, including an administration fee of [0.129]% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional service fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amounts listed in the table above.

__________________________________

[ICON]	MANAGEMENT

Investment advisers

The investment adviser for the fund is Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[263] billion in approximately [180] mutual fund portfolios. The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.75% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Dreyfus has engaged its affiliate, Gannett Welsh & Kotler, LLC (GW&K), located at 222 Berkeley Street, Boston, MA 02116, to serve as the fund’s sub-investment adviser. GW&K, subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments. GW&K, a wholly-owned subsidiary of BNY Mellon, has advised individual and institutional clients since 1974 and had assets under management in excess of $___ billion as of December 31, 2007.

Edward B. White, CFA, is the fund’s primary portfolio manager and has served as such since the fund’s inception. He has been the predecessor fund’s primary portfolio manager since its inception in 2005. Mr. White has been a principal and first senior vice president of GW&K for more than five years. He joined GW&K in 1989.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser’s or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus, GW&K and MBSC have each adopted a code of ethics that permits its personnel subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each of the Dreyfus and GW&K code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the relevant code’s preclearance and disclosure procedures. The primary purpose of each code is to ensure that personal trading by Dreyfus or GW&K employees does not disadvantage any fund managed by Dreyfus or GW&K, as the case may be.

________________________________

[ICON]	FINANCIAL HIGHLIGHTS

The financial highlights information in the following tables for the fund’s Class M shares and Investor shares represents the financial highlights of the predecessor fund’s Institutional shares and Class A shares, respectively, for the fiscal periods indicated. It is currently contemplated that the predecessor fund will be reorganized into the fund on or about August 15, 2008. “Total return” shows how much an investment in the predecessor fund’s shares would have increased (or decreased) during the period, assuming all dividends and distributions were reinvested. These financial highlights have been audited by Tait, Weller & Baker, LLP, the predecessor fund’s independent registered public accounting firm, whose report, along with the predecessor fund’s financial statements, are included in the predecessor fund’s annual report, which is available upon request. The fund’s independent registered public accounting firm is KPMG LLP.

		Year Ended December 31,
Class M shares		2007	2006	For the Period March 2, 2005* Through December 31, 2005

Per-Share Data ($):

Net asset value, beginning of period			11.15	10.00

Gain from investment operations:	Net investment income(2)		0.04	0.01

	Net realized and unrealized gain on investments		1.19	1.15

Total gain from investment operations			1.23	1.16

Dividends and distributions:	Dividends from net investment income		(0.04)	(0.01)

	Distributions from capital gains		(0.08)	—
Total dividends and distributions			(0.12)	(0.01)

Net asset value, end of period			12.26	11.15

Total investment return based on net asset value (%)(3)			11.01	11.55

Ratios/Supplemental Data (%):

Ratio of expenses (after reduction) to average net assets			1.00	1.00 (1)

Ratio of expenses (before reduction) to average net assets			1.00	1.21 (1)

Ratio of net investment income (after reduction) to average net assets			0.32	0.11 (1)

Portfolio turnover rate			26	12

Net assets, end of period ($ x 1,000)			193,983	108,758
______________
*	Commencement of operations.

(1)	Annualized.

(2)	Based on average shares outstanding.

(3)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

		Year Ended December 31,
Investor shares		2007	2006	For the Period March 2, 2005* Through December 31, 2005

Per-Share Data ($):

Net asset value, beginning of period			11.13	10.00

Gain (loss) from investment operations:	Net investment income (loss)(2)		0.01	(0.01)

	Net realized and unrealized gain on investments		1.19	1.14

Total gain from investment operations			1.20	1.13

Dividends and distributions:	Dividends from net investment income		(0.01)	__

	Distributions from capital gains		(0.08)	—
Total dividends and distributions			(0.09)	___

Net asset value, end of period			12.24	11.13

Total investment return based on net asset value (%)(3)			10.78	11.30

Ratios/Supplemental Data (%):

Ratio of expenses (after reduction) to average net assets			1.25	1.25 (1)

Ratio of expenses (before reduction) to average net assets			1.25	1.47 (1)

Ratio of net investment income (loss) (after reduction) to average net assets			0.05	(0.14) (1)

Portfolio turnover rate			26	12

Net assets, end of period ($ x 1,000)			1,852	1,400

_______________
*	Commencement of operations.

(1)	Annualized.

(2)	Based on average shares outstanding.

(3)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

__________________________________

YOUR INVESTMENT

[ICON]	ACCOUNT POLICIES AND SERVICES

Buying shares

The fund is offering its Class M shares and Investor shares in this prospectus. Class M shares are generally offered only to Wealth Management Clients. Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund’s transfer agent (Mellon Fund Accounts). Investor shares are generally offered only to Individual Clients, BNY Mellon Wealth Advisors Brokerage Clients and Qualified Employee Benefit Plans. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Advisors Brokerage Accounts). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by the investment adviser, Mellon Bank, N.A. or their affiliates.

Wealth Management Clients may transfer Class M shares from a Mellon Fund Account to other existing Wealth Management Clients for their Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Advisors Brokerage Account. Before any such transfer, the Wealth Management Client’s Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Advisors Brokerage Client will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares.  The conversion of such shareholder’s Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Advisors Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund. See the SAI for more information.

You pay no sales charges to invest in either share class of the fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating the NAV of the fund, the fund’s equity investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in small-capitalization equity securities, foreign securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment—Account Policies and Services—General Policies” for further information about the fund’s frequent trading policy.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through Mellon Fund Accounts and BNY Mellon Wealth Advisors Brokerage Accounts

Persons who hold fund shares through Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other Mellon funds as described below under “Individual Account services and policies – Exchange privilege.” The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund

Mellon Funds

P.O. Box 55268

Boston, MA 02205-8502

Make checks payable to: Mellon Funds.

Wire. To purchase additional shares by wire, have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

•	ABA #011001234
•	DDA #00-0388
•	the fund name
•	the share class
•	your account number
•	name(s) of investor(s)

Electronic check. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert “569” before your 14-digit account number. Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

Automatically. Call us at 1-800-645-6561 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See “Individual Account services and policies.”

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

In writing. You may sell (redeem) shares by writing a letter of instruction. The letter of instruction should include the following information:

•	your name(s) and signature(s)
•	your account number
•	the fund name
•	the share class
•	the dollar amount you want to sell
•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

Mellon Funds

P.O. Box 55268

Boston, MA 02205-8502

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

Wire or TeleTransfer. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

    For investing

Automatic Asset Builder®	For making automatic investments from a designated bank account.

Payroll Savings Plan	For making automatic investments through a payroll deduction.

Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Mellon fund (not available for IRAs).

For exchanging shares

Auto-Exchange Privilege	For making regular exchanges from the fund into another Mellon fund.

For selling shares

Automatic Withdrawal Plan	For making regular withdrawals from most Mellon funds.

Exchange privilege. You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•	“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

•	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in other Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans and Auto-Exchange Privileges generally are not considered to be frequent trading.

[ICON]	DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, contact your account officer or financial advisor, respectively. There are no fees on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

FOR MORE INFORMATION

Mellon Small Cap Core Equity Fund

A series of Mellon Funds Trust

SEC file number: 811-09903

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes performance, lists portfolio holdings and discusses recent market conditions, economic trends and investment strategies that significantly affected the performance of the fund’s predecessor fund during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

[Left Side Bar]

To obtain information:

By telephone Wealth Management Clients,

please contact your Account Officer or call 1-888-281-7350.

BNY Mellon Wealth Advisors Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2.

Individual Account holders, please call Dreyfus at 1-800-645-6561.

Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327

By mail Wealth Management Clients, write to your Account Officer

c/o Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

BNY Mellon Wealth Advisors Brokerage Clients, write to your financial advisor

P.O. Box 9012

Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans,

write to:

Mellon Funds

P.O. Box 55268

Boston, MA 02205-8502

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, January 14, 2008

MELLON FUNDS TRUST

CLASS M SHARES AND INVESTOR SHARES

MELLON NEW YORK INTERMEDIATE TAX-EXEMPT BOND FUND

MELLON INTERMEDIATE U.S. GOVERNMENT FUND

MELLON INTERNATIONAL APPRECIATION FUND

MELLON SMALL CAP CORE EQUITY FUND

STATEMENT OF ADDITIONAL INFORMATION

________ __, 2008

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus, dated ________ __, 2008, of the funds named above (each, a “Fund” and collectively, the “Funds”), as each Prospectus may be revised from time to time. The Funds are separate portfolios of Mellon Funds Trust (the “Trust”), an open-end management investment company that is registered with the Securities and Exchange Commission (the “SEC”). To obtain a copy of the relevant Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers: Wealth Management Clients - call toll free 1-888-281-7350 and outside the U.S. call collect 617-248-3014; Individual Account Holders of Class M shares and Investor shares (other than brokerage clients of BNY Mellon Wealth Advisors) – call toll free 1-800-645-6561 and outside the U.S. call collect 516-794-5452; brokerage clients of BNY Mellon Wealth Advisors – call toll free 1-800-803-0549 – Option 2; and participants in Qualified Employee Benefit Plans (as defined under “How to Buy Shares” below) – call toll free 1-877-774-0327.

The Funds had not commenced operations as of the date of this SAI. It is currently contemplated that before each Fund commences operations, it will participate in a tax-free reorganization with a corresponding series (each, a “Predecessor Fund”) of The BNY Hamilton Funds, Inc. If the reorganization is approved by shareholders of each Predecessor Fund, it is currently contemplated that the reorganization will occur on or about August 15, 2008. The most recent Annual Report and Semi-Annual Report to Shareholders for the Predecessor Funds are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

DESCRIPTION OF THE TRUST AND FUNDS	2
THE FUNDS AND THEIR INVESTMENTS	2
THE FUNDS’ INVESTMENTS, RELATED RISKS AND LIMITATIONS	4
MANAGEMENT OF THE TRUST AND FUNDS	41
MANAGEMENT ARRANGEMENTS	46
HOW TO BUY SHARES	53
SHAREHOLDER SERVICES PLAN	56
HOW TO REDEEM SHARES	57
SHAREHOLDER SERVICES	60
DETERMINATION OF NET ASSET VALUE	63
DIVIDENDS, DISTRIBUTIONS AND TAXES	65
PORTFOLIO TRANSACTIONS	71
SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES	75
INFORMATION ABOUT THE TRUST AND FUNDS	76
FINANCIAL STATEMENTS	77
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	78
APPENDIX A	A-1
APPENDIX B	B-1

DESCRIPTION OF THE TRUST AND FUNDS

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Effective December 16, 2002, the Trust changed its name from “MPAM Funds Trust” to its current name.

The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. As with other mutual funds, there is no assurance that a Fund will achieve its investment objective.

Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each Fund’s investment manager (the “Investment Adviser”). The Investment Adviser has engaged Gannett Welsh & Kotler, LLC (the “Sub-Adviser”) to serve as Mellon Small Cap Core Equity Fund’s sub-investment adviser and to provide day-to-day management of such Fund’s investments, subject to the supervision of the Investment Adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each Fund’s shares.

THE FUNDS AND THEIR INVESTMENTS

The following information supplements and should be read in conjunction with the relevant Prospectus. The following summaries briefly describe the portfolio securities in which the Funds can invest and the investment techniques they can employ. Additional information about these portfolio securities and investment techniques is provided under “The Funds’ Investments, Related Risks and Limitations.”

Mellon New York Intermediate Tax-Exempt Bond Fund seeks to provide income exempt from Federal, New York state and New York city income taxes as is consistent with the preservation of capital.

As a fundamental policy, Mellon New York Intermediate Tax-Exempt Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds of the state of New York, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers (or on the basis of other authority believed by the investment adviser to be reliable), exempt from Federal, New York state and New York city personal income taxes (collectively, “New York Municipal Obligations”). However, the Fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the alternative minimum tax (a “Tax Preference Item”) and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal income tax (“Municipal Obligations”), but not New York, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or New York state and New York city personal income taxes or both.

In managing the Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

The Fund may invest in the following portfolio securities: Municipal Obligations, including municipal bonds, municipal notes, municipal commercial paper, and municipal lease obligations, tender option bonds, floating rate and variable rate obligations, custodial receipts, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies and money market instruments.

The Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions and derivative instruments (including municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors). A Fund’s use of certain of these investment techniques may give rise to taxable income.

Mellon Intermediate U.S. Government Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

The Fund may invest in the following portfolio securities: government obligations, variable and floating rate securities, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), asset-backed securities, convertible securities, zero coupon, pay-in-kind and step-up securities, illiquid securities, other investment companies and money market instruments.

The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, forward roll transactions and mortgage dollar rolls.

Mellon International Appreciation Fund seeks to provide long-term capital appreciation.

The Fund may invest in the following portfolio securities: securities of foreign issuers including American Depositary Receipts (“ADRs”) and New York Shares, Global Depositary Receipts (“GDRs”), common stock, preferred stock, convertible securities, corporate debt obligations, illiquid securities, other investment companies, exchange-traded funds (“ETFs”), warrants, foreign bank deposit obligations and money market instruments.

The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

Mellon Small Cap Core Equity Fund seeks to provide long-term capital appreciation.

The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, corporate debt obligations, foreign securities, ADRs and New York Shares, GDRs, illiquid securities, securities issued in initial public offerings (“IPOs”), other investment companies, ETFs, warrants, foreign bank deposit obligations and money market instruments.

The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, swaps, caps, collars and floors), foreign currency transactions and forward contracts.

CLASSIFICATION OF THE FUNDS

Mellon Intermediate U.S. Government Fund, Mellon International Appreciation Fund and Mellon Small Cap Core Equity Fund are “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Mellon New York Intermediate Tax-Exempt Bond Fund is classified as “non-diversified,” as defined under the 1940 Act, and therefore, the Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. Because it is non-diversified, the Fund’s share price may fluctuate to a greater degree in response to changes in the financial condition or in the market’s assessment of an individual issuer in which the Fund invests than if the Fund were diversified. However, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a “regulated investment company.” To qualify, among other requirements, the Fund will be required to limit its investments so that at the close of each quarter of its taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities of a single issuer at the close of each quarter of the Fund’s taxable year.

THE FUNDS’ INVESTMENTS, RELATED RISKS AND LIMITATIONS

The following information supplements and should be read in conjunction with the relevant Prospectus and the section entitled “The Funds and Their Investments” above, concerning the Funds’ investments, related risks and limitations. Except as otherwise indicated in the relevant Prospectus or this SAI, the Funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

Certain Portfolio Securities

ADRs, GDRs and New York Shares. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities and may not necessarily be denominated in the same currency as their underlying securities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

ADRs, GDRs and New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York, an affiliate of the Advisers, by brokers executing the purchases or sales. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See “Foreign Bank Deposits and Foreign Securities.”

Asset-Backed Securities. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. As discussed at greater length below under “Mortgage-Related Securities,” asset-backed securities are subject to the risk of prepayment. The risk that recovery or repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non- convertible securities of similar quality because of the potential for capital appreciation.

Corporate Obligations. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Foreign Bank Deposit Obligations and Foreign Securities. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities or supranational entities that the Investment Adviser determines to be of comparable quality to the other obligations in which the Fund may invest. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Government Obligations. U.S. Treasury obligations can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

Government obligations also include obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Fannie Mae). No assurance can be given that the U.S. government will provide financial support to the agencies or instrumentalities described in (b), (c), and (d) in the future, other than as set forth above, since it is not obligated to do so by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Neither the market value of such securities nor a Fund’s share price is guaranteed.

Illiquid Securities. No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Investment Adviser pursuant to guidelines established by the Board. The Investment Adviser will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Funds or other holder. As described in “Municipal Obligations,” liquidity determinations for municipal lease obligations and certificates of participation in municipal lease obligations may also be made by the Investment Adviser.

IPOs. An IPO is a corporation’s first offering of stock to the public. The prices of securities issued in IPOs can be very volatile. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.

Money Market Instruments. Money market instruments consist of high quality, short-term debt obligations, including U.S. government securities, repurchase agreements, bank obligations and commercial paper. A Fund may purchase money market instruments when it has cash reserves. Where indicated for a Fund in its Prospectus, purchases of money market instruments in excess of cash reserves will be limited to periods when the Investment Adviser determines that adverse market conditions exist, during which the Fund may adopt a temporary defensive position by investing some or all of its assets in money market instruments.

Bank Obligations. Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.

Commercial Paper. Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The commercial paper purchased by a Fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), A-1 by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or F1 by Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s, or AA- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

Repurchase Agreements. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. A custodian employed in connection with a tri-party repurchase transaction will have custody of, and will segregate securities acquired by a Fund under a repurchase agreement. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

Mortgage-Related Securities.

Adjustable-Rate Mortgage Loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustments based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Collateralized Mortgage Pools. Collateralized mortgage pool securities are a form of derivative composed of interests in pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interest in real estate mortgage investment conduits (“REMICs”), and ARMs.

Residential Mortgage-Related Securities. Residential mortgage-related securities represent participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

Mortgage Pass-Through Certificates. Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate). The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include FHLMC and FNMA, both government sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

(1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. This is not a guarantee against market decline of the value of these securities or the shares of a Fund. It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. government to tighten the availability of its credit. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

(2) FHLMC Mortgage Participation Certificates (“Freddie Macs”). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payments of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, securities dealers and a variety of investors.

(3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

(4) Private issue mortgage certificates are pass-through securities structured in a similar fashion to Ginnie Maes, Fannie Maes, and Freddie Macs. Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages. Private issuer mortgage certificates typically are not guaranteed by the U.S. government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the mortgagors of the underlying mortgages.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations or “CMOs” are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs in which a Fund may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs or (c) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. A Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction of an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. A Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including but not limited to retail, office or industrial properties, hotels, health-care facilities and multi-family residential properties. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individual commercial borrowers, which can depend in turn on rent payments from tenants in secured properties, either of which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on commercial mortgage-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-backed securities, commercial mortgage-backed securities are subject to the risks of prepayment. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-backed securities, however, is greater than is the case for non-multifamily residential mortgage-backed securities.

Types of Credit Enhancement. To lessen the effect of failures by obligors on mortgage-related securities to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) loss protection and (2) liquidity protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include “senior subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on investment in such a security.

Municipal Obligations.

General. Unless otherwise specified, “Municipal Obligations,” when referred to below, include New York Municipal Obligations, with respect to Mellon New York Intermediate Tax-Exempt Bond Fund. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain private activity bonds issued by or on behalf of public authorities. Municipal Obligations include general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which for each Fund may be determined in some instances by formulas under which the Municipal Obligation’s interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a Fund’s management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

Municipal Obligations may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as the Investment Adviser believes the quality of these instruments meets the Fund’s quality standards.

Municipal Bonds. Municipal bonds, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classifications of general obligation bonds, revenue bonds and private activity bonds are discussed below.

1.   General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest.

2.   Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

3.   Private Activity Bonds. Private activity bonds, which are considered Municipal Obligations if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under “Dividends, Distributions and Taxes,” interest income on these bonds may be a Tax Preference Item.

Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal notes include:

1.   Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.   Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under Federal Revenue Sharing programs.

3.   Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless the Investment Adviser shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

In evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund’s Board has directed the Investment Adviser to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Investment Adviser may deem relevant.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation. Changes in the credit quality of the issuer of the letter of credit or insurance policy or other party to a remarketing agreement could cause losses to the Fund and adversely affect its share price.

Tax-Exempt Participation Interests. Mellon Intermediate U.S. Government Fund and the Mellon New York Intermediate Tax-Exempt Bond Fund may purchase from financial institutions tax-exempt participation interests in Municipal Obligations (such as private activity bonds and municipal lease obligations). A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund’s Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. government securities. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Tender Option Bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations. The quality of the underlying creditor or of the third-party provider of the tender option, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

A Fund will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, a Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Variable and Floating Rate Demand Notes. Variable and floating rate demand notes and bonds are tax-exempt obligations that ordinarily have stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Funds to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Funds, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and generally there is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Funds will meet the quality criteria established for the purchase of Municipal Obligations.

Custodial Receipts. Mellon New York Intermediate Tax-Exempt Bond Fund and Mellon Intermediate U.S. Government Fund may purchase securities, frequently referred to as “custodial receipts,” representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The two classes have different characteristics, but in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate is also adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Funds also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. The custodial receipts and the underlying Municipal Obligations are often subject to credit or liquidity enhancement provided by third-party banks, broker-dealers or other financial institutions. The quality of the underlying creditor or of such bank, broker-dealer or other financial institution, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of such banks, broker-dealers or other financial institutions responsible for paying the amounts due on those obligations and under such credit or liquidity enhancement.

Inverse Floaters. “Inverse floaters” are residual interest Municipal Obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Obligation. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Obligation. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify a Fund’s gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Obligations with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against the rising rates if exercised at an opportune time.

Inverse floaters typically are derivative instruments created by depositing Municipal Obligations in a special purpose trust which divides the Municipal Obligation’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the special purpose trust after payment of interest on the note and various expenses of the special purpose trust. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. A Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, the Fund will transfer to a special purpose trust fixed rate Municipal Obligations held in the Fund’s portfolio. The special purpose trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Obligations. In return for the transfer of the Municipal Obligations to the special purpose trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the special purpose trust. As a result of recent changes in the accounting treatment of these transactions, the Funds will treat these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the special purpose trusts and sold to third parties as liabilities of the relevant Fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Investment Companies. Each Fund may invest in securities issued by registered and unregistered investment companies, including with respect to Mellon International Appreciation Fund and Mellon Small Cap Core Equity Fund, ETFs described below, to the extent such investments are consistent with the Fund’s investment objective and policies. Under the 1940 Act, a Fund’s investment in securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above. See “Securities Lending.”

ETFs. Mellon International Appreciation Fund and Mellon Small Cap Core Equity Fund may invest in shares of ETFs, which typically are designed to provide investment results corresponding to a securities (or commodities) index. These may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

REITs. (Mellon International Appreciation Fund and Mellon Small Cap Core Equity Fund) A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Taxable Investments. (Mellon New York Intermediate Tax-Exempt Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund’s goal is to provide income exempt from Federal and New York personal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal and New York personal income taxes.

Because Mellon New York Intermediate Tax-Exempt Bond Fund’s goal is to provide income exempt from Federal, New York state and New York city income tax, it will invest in taxable obligations only if and when the Investment Adviser believes it would be in the best interests of the Fund’s shareholders to do so. Situations in which a Fund may invest in taxable obligations include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The Fund may temporarily invest more than 20% of its net assets in Federally taxable obligations to maintain a “defensive” posture when, in the opinion of the Investment Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Under such circumstances, the Fund may invest in the kinds of taxable obligations described above under “Money Market Instruments.”

Dividends paid by the Fund that are attributable to income earned by the Fund from taxable obligations will be taxable to investors. See “Dividends, Distributions and Taxes.”

Variable and Floating Rate Securities. The relevant Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate, which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Pay-in-kind securities are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, a Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The Code requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement. See “Dividends, Distributions and Taxes.”

Investment Techniques

In addition to the principal investment strategies discussed in the relevant Prospectus, to the extent indicated above under “The Funds and Their Investments,” a Fund may utilize the investment techniques described below. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. A Fund’s use of certain of these investment techniques may give rise to taxable income.

Borrowing Money. The Funds are permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund’s total assets, the Fund will not make any additional investments.

Foreign Currency Transactions. (Mellon International Appreciation Fund and Mellon Small Cap Core Equity Fund) A Fund may engage in currency exchange transactions on a spot or forward basis. A Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

A Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, a Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund’s securities positions denominated in that currency.

Forward currency contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Adviser anticipates. There is no assurance that the Investment Adviser’s use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

Foreign Currency Strategies – Special Considerations. Mellon International Appreciation Fund and Mellon Small Cap Core Equity Fund may enter into various financial contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, collars and floors, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund may seek to hedge against changes in the value of particular currency by using various techniques. In some such cases, a Fund may hedge against price movements in that currency by entering into transactions using futures contracts, options, forward currency contracts and currency swaps, collars and floors. Such transaction may involve another currency or a basket of currencies, the values of which the Investment Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the costs associated with such transactions, including the prices of the underlying currencies, will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of such transactions involving foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. The Fund’s success in these transactions may depend on the Investment Adviser’s ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency transactions, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Contracts. A forward foreign currency exchange contract (“forward contract”) is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. A Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

Forward contracts may serve as long hedges – for example, a Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges – for example, a Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. The Investment Adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser believes will bear a positive correlation to the value of the currency being hedged.

The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward Roll Transactions. (Mellon Intermediate U.S. Government Fund only) To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells mortgage-related securities to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools or mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, typically repurchase agreements, and the income from these investments, together with any additional fee income received on the sale is expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could be compensated also through the receipt of fee income equivalent to a lower forward price. The dollar rolls entered into by the Fund normally will be “covered.” A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Futures, Options and Other Derivative Instruments.

General. The relevant Funds may invest in, or enter into, derivatives (“Derivative Instruments”) for a variety of reasons, including to hedge certain market and interest rate risks, to provide a substitute for purchasing or selling particular securities, to manage foreign currency risk, or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivative Instruments may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. The Funds (as indicated) may invest in options contracts, futures contracts, options on futures contracts and swap transactions. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intend to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use Derivative Instruments may be limited by tax considerations. See “Dividends, Distributions and Taxes.”

Neither the Trust nor any of the Funds will be a commodity pool. The Trust has filed notice with the CFTC and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Trust nor any Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)       Successful use of most Derivative Instruments may depend on the ability of the Investment Adviser not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

(2)       There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)       If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, a Fund could suffer a loss. In either such case, a Fund would have been in a better position had it not attempted to hedge at all.

(4)       As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5)       The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the relevant Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, futures or options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. A Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside permissible liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to segregated accounts or as cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Futures Contracts and Options on Futures Contracts. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the security underlying the futures contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the security underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures strategies also can be used to manage the average duration of a Fund’s fixed income portfolio. If the Investment Adviser wishes to shorten the average duration of a Fund’s fixed income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Adviser wishes to lengthen the average duration of a Fund’s fixed income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” consisting of cash or U.S. government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Funds intend to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, a Fund would expect to suffer a loss.

Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the investment at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value and a Fund would experience losses to the extent of premiums paid for them.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A Fund may purchase and sell both exchange-traded and over-the-counter (“OTC”) options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market. A Fund, except Mellon Income Stock Fund, will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

A Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the Fund’s net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (the difference between the current market value of the underlying securities and the price at which the option can be exercised). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Generally, the OTC debt and foreign currency options used by a Fund are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. A Fund may write only covered call options on securities. A call option is covered if a Fund owns the underlying security or a call option on the same security with a lower strike price, or otherwise covers the transaction by segregating permissible liquid assets.

The relevant Funds may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or stock indices listed on national securities exchanges or traded in the OTC market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

Municipal Bond Index and Interest Rate Futures Contracts and Options on Municipal Bond Index and Interest Rate Futures Contracts. Mellon New York Intermediate Tax-Exempt Bond Fund may invest in municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the GNMA and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a “short” position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a “long” position in the futures contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made.

The purpose of the acquisition or sale of a municipal bond index futures contract by the Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

Unlike the purchase or sale of a Municipal Obligation, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the futures contract.

There are several risks in connection with the use of a municipal bond index or interest rate futures contract as a hedging device. There can be no assurance that there will be a correlation between movements in the price of the underlying instruments of the municipal bond index and movements in the price of the Municipal Obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index or interest rate futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the Fund intends to purchase or sell municipal bond index and interest rate futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Obligations held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The ability of the Fund to trade in municipal bond index or interest rate futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to regulated investment companies. See “Dividends, Distributions and Taxes” below.

The Fund may purchase put and call options on municipal bond index or interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund may purchase put and call options on both municipal bond index and interest rate futures contracts. The Fund will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.

The Fund may purchase options when the Investment Adviser believes that interest rates will increase and consequently the value of the Fund’s portfolio securities will decrease. The Fund may enter into futures contracts to buy an index or debt security or may purchase call options when the Investment Adviser anticipates purchasing portfolio securities at a time of declining interest rates.

Options on municipal bond index or interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in such contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund’s purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Investment Adviser, which could prove to be inaccurate. Even if the Investment Adviser’s expectations are correct there may be an imperfect correlation between the change in the value of the options and of the Fund’s portfolio securities.

The Fund may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund’s existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund’s total assets, after taking into account unrealized profits and losses on any existing contracts.

Any income earned by the Funds from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made by Mellon New York Intermediate Tax-Exempt Bond Fund only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

Swaps, Interest Rate Locks, Caps, Collars and Floors. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the “notional principal amount”). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury or municipal bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. A rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

A Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement, or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

A Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the position being hedged.

A Fund will enter into swap transactions only when the Investment Adviser believes it would be in the best interests of the Fund’s shareholders to do so. Depending on the circumstances, gains from a swap transaction can be treated either as taxable ordinary income or as short- or long-term capital gains.

The Funds understand that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts, swaps and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Securities Lending. Each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Each Fund may participate in a securities lending program operated by Mellon Bank, N.A. (“Mellon Bank”), as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

Short-Selling. In these transactions, a Fund sells securities it does not own in anticipation of a decline in the market value of the security. A Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. A Fund may not make a short sale that results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer. A Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. At no time will more than 15% of the value of the Fund’s net assets be in deposits on short sales against the box.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Forward Commitment and When-Issued Securities and Delayed Delivery Transactions. New issues of U.S. Treasury, other government securities and Municipal Obligations are often offered on a forward commitment or when-issued basis. This means that delivery and payment for the securities normally will take place in the future after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a forward commitment or when-issued basis are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on each Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on each Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

When payment for forward commitment or when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of such forward commitment or when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

To secure advantageous prices or yields, a Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. A Fund will segregate permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

Municipal Obligations or other securities purchased on a forward commitment, when-issued or delayed-delivery basis and the securities held by a Fund are subject to changes in market value based upon the public’s perception of changes in the creditworthiness of the issuer and the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment, when-issued or delayed-delivery basis, there will be a greater possibility of fluctuation in the Fund’s net asset value.

Stand-by Commitments. Mellon New York Intermediate Tax Exempt-Fund and Mellon Intermediate U.S. Government Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable. A Fund also may acquire call options on specific Municipal Obligations. A Fund generally would purchase these call options to protect a Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Fund of a call option that it owns on a specific Municipal Obligation could result in its receipt of taxable income.

Special Factors Affecting the Funds

Certain Investments. From time to time, to the extent consistent with relevant investment objectives, policies and restrictions, a Fund may invest in securities of companies with which Mellon Bank, an affiliate of Dreyfus, has a lending relationship.

Credit Enhancements. Certain instruments in which the relevant Funds may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by the Investment Adviser to be comparable in quality to the two highest quality ratings of the Rating Agencies. Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.

Equity Securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors.

The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

Fixed-Income Securities. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Securities rated Baa by Moody’s and BBB by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security. See “Appendix C” for a summary of the Rating Agencies’ ratings.

Foreign Securities. Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income a Fund has available for distribution. Because a portion of a Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in foreign securities a Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund’s net asset value on days when investors have no access to the Fund.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, the Investment Adviser and its affiliates and its respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rate have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Lower-Rated Bonds. See “Appendix B” for a general description of the Rating Agencies’ ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Funds will rely on the Investment Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.

After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, you should be aware that the market values of bonds below investment grade tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Because there may be no established retail secondary market for some of these securities, it is possible that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

Lower-rated bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds. Zero coupon, or delayed interest bonds, carry an additional risk in that unlike an investment in bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of the bonds are sold, and if the issuer defaults, the Fund may obtain no return at all on its investment.

Mortgage-Related Securities. Mortgage-related securities can be complex Derivative Instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments of a Fund’s mortgage-related securities to decrease broadly, the Fund’s effective duration, and thus sensitivity to interest rate fluctuations, would increase.

Municipal Obligations. Mellon New York Intermediate Tax-Exempt Bond Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

Certain municipal lease obligations in which a Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

Certain Code provisions relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by Mellon New York Intermediate Tax-Exempt Bond Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by Mellon New York Intermediate Tax-Exempt Bond Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, Mellon New York Intermediate Tax-Exempt Bond Fund would treat that security as a permissible Taxable Investment within the applicable limits set forth herein.

New York Municipal Obligations. An investor in Mellon New York Intermediate Tax-Exempt Bond Fund should consider carefully the special risks inherent in its investment in New York Municipal Obligations, as described in “Appendix A.”

Portfolio Maturity. (Mellon New York Intermediate Tax-Exempt Bond Fund and Mellon Intermediate U.S. Government Fund only) Under normal market conditions, the average effective portfolio maturity is generally expected to be between three and ten years, with respect to each Fund. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

Ratings as Investment Criteria. The ratings of nationally recognized statistical rating organizations (“NRSROs”) such as S&P, Moody’s and Fitch, represent the opinions of these agencies as to the quality of obligations that they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Investment Adviser to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in “Appendix B” to this SAI.

After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, the Investment Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies. For a discussion of special risks that are associated with bonds not rated investment grade, see “Lower Rated Bonds.”

Master/Feeder Option

The Trust may in the future seek to achieve a Fund’s investment objective by investing all of the Fund’s net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Board determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Funds believe that the Board will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

Investment Restrictions

Fundamental. The policy of Mellon New York Intermediate Tax-Exempt Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York Municipal Obligations (or other instruments with similar economic characteristics) is a fundamental policy of the Fund (the “Fundamental Policy”). In addition, the following limitations have been adopted by each Fund. Each Fund may not change any of these fundamental investment limitations, and Mellon New York Intermediate Tax-Exempt Bond Fund may not change its Fundamental Policy, without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Each Fund may not:

1.   Purchase any securities which would cause more than 25% of the value of a Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

2.   Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

3.   Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

4.   Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

5.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

6.   Purchase or sell commodities, except that a Fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

The following fundamental limitation does not apply to Mellon New York Intermediate Tax-Exempt Bond Fund.

7.   Purchase with respect to 75% of the Fund’s total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

Non-fundamental. With respect to Mellon Intermediate U.S. Government Fund, Mellon International Appreciation Fund and Mellon Small Cap Core equity Fund, the relevant Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, as described in the “Goal/Approach” section of the Prospectus for the relevant Fund (or in other investments with similar economic characteristics as applicable to the relevant Fund) is a non-fundamental policy of each Fund, which may be changed without shareholder approval. However, a Fund will provide shareholders with at least 60 days’ notice of any change in its policy to so invest 80% of its net assets. Each Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions also may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

1.   Each Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, securities which may be resold under Rule 144A under the Act and municipal lease obligations and participations therein, provided that the Board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

2.   The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

3.   The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

4.   The Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

5.   The Fund will not purchase any security while borrowings representing more than 5% of such Fund’s total assets are outstanding.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to fundamental Investment Restriction No. 2 for each Fund, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

If a Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder’s then-current position and needs.

MANAGEMENT OF THE TRUST AND FUNDS

Trustees and Officers of the Trust

The Trust’s Board is responsible for the management and supervision of each Fund, and approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

Mellon Fund Advisers, a division of The Dreyfus Corporation	Investment Adviser

Gannett Welsh & Kotler, LLC	Sub-Investment Adviser for Mellon Small Cap Core Equity Fund

MBSC Securities Corporation.	Distributor

Dreyfus Transfer, Inc.	Transfer Agent

Mellon Bank, N.A.	Custodian for the Funds, except Mellon International Appreciation Fund

Mellon Trust of New England, N.A.	Custodian for Mellon International Appreciation Fund

Trustees of the Trust

The Trust has a Board composed of seven Trustees. Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below. The Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, is indicated by an asterisk (*).

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

*Patrick J. O'Connor[1] (64) Chairman of the Board (2000)	Attorney, Cozen O'Connor since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2002

Board of Consultors of Villanova University
   School of Law, Board Member

Temple University, Trustee

Philadelphia Police Foundation, Board Member

Philadelphia Children's First Fund, Board
   Member

American College of Trial Lawyers, Fellow

Historical Society of the United States District
   Court for the Eastern District of Pennsylvania,
   Director

Ronald R. Davenport (71) Trustee (2000)	Chairman of Sheridan Broadcasting Corporation since July 1972	American Urban Radio Networks, Co-Chairman

John L. Diederich (70) Trustee (2000)	Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998	Continental Mills, a dry baking products company, Board Member Pittsburgh Parks Conservancy, Board Member
Maureen M. Young (62) Trustee (2000)	Director of the Office of Government Relations at Carnegie Mellon University since January 2000

Maglev, Inc., a company seeking a partnership
   between industry and government in
   Pennsylvania to create a magnetically levitated
   high-speed transportation system, Board
   Member representing Carnegie Mellon
   University

Pennsylvania Association for Individuals with
   Disabilities, Board Member

Oakland Planning and Development Corp.,
    Board Member

Kevin C. Phelan (63) Trustee (2000)	Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive Vice President and Director since March 1998

Greater Boston Chamber of Commerce, Director

Fiduciary Trust Company, Director

St. Elizabeth's Medical Center of Boston, Board
   Member

Providence College, Trustee

Simmons College, Trustee

Newton Country Day School, Chairman of the
   Board

Babson College, Board of Visitors

Boston University School of Public Health,
    Board of Visitors

Boston Public Library Foundation, Director

Boston Foundation, Director

Boston Municipal Research Bureau, Board
   Member

Boys and Girls Club of Boston, Board Member

Boston Capital Real Estate Investment Trust,
    Director

Patrick J. Purcell (60) Trustee (2000)

Owner, President and Publisher of The Boston Herald since February 1994

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

President and Chief Executive Officer, Herald Media since 2001

The American Ireland Fund, an organization that
   raises funds for philanthropic projects in
   Ireland, Vice Chairman

The Genesis Fund, an organization that
   raises funds for the specialized care and
   treatment of New England area children
   born with birth defects, mental retardation
   and genetic diseases, Board Member

United Way of Massachusetts Bay, Board
   Member

Greater Boston Chamber of Commerce, Board
   Member

Thomas F. Ryan, Jr. (66) Trustee (2000)	Retired since April 1999 President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Boston College, Trustee

Brigham & Women's Hospital, Trustee

New York State Independent System
   Operator, a non-profit organization which
   administers a competitive wholesale
   market for electricity in New York State,
   Director

RepliGen Corporation, a biopharmaceutical
  company, Director

_____________________

1          Mr. O’Connor is considered an “interested person” of the Trust because the law firm of which he is a member, Cozen O’Connor, has represented Mellon Bank and its affiliates in certain matters.

Board members are elected to serve for an indefinite term. The Trust has standing audit, nominating and compensation committees, each comprised of its Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Trust’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Trust’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Trust’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Funds and their respective shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Trust also has, with respect to each Fund, a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the investments of each Fund.

The table below indicates the dollar range of each Trustee’s ownership of shares of Mellon Funds as of December 31, 2007. As each of the Funds had not offered its shares prior to the date of this SAI, none of the Trustees owned any shares of the Funds.

Name of Trustee	Aggregate Holdings of Funds in the Mellon Funds
Ronald Davenport	Over $100,000
John Diederich	Over $100,000
Patrick O’Connor	Over $100,000
Thomas Ryan	Over $100,000
Patrick Purcell	Over $100,000
Kevin Phelan	Over $100,000
Maureen M. Young	None

As of December 31, 2007, none of the Trustees who is not an “interested person” of the Trust, as defined in the 1940 Act, or their immediate family members owned securities of Dreyfus, the Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus, the Sub-Adviser or the Distributor.

Currently, the Trust pays its Board members an annual retainer of $48,000 and a fee of $5,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended and reimburses them for their expenses. The Chairman of the Board receives an additional annual retainer of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual retainer of $8,000. The aggregate amount of compensation paid to each Board member by the Trust for the fiscal year ended August 31, 2007 for all Funds comprising the Trust was as follows:

Name of Trustee	Aggregate Compensation From the Trust#
Ronald R. Davenport	$63,500
John L. Diederich	$68,000
Maureen M. Young	$68,500
Patrick J. O’Connor	$78,500
Kevin C. Phelan	$68,500
Patrick J. Purcell	$68,000
Thomas F. Ryan Jr.	$71,500

_________________________

#	Amount does not include expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $13,572 for the Trust.

Officers of the Trust

CHRISTOPHER E. SHELDON, President since September 2006. As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 42 years old and has been employed by Mellon Bank since January 1995.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of Dreyfus, and an Officer of 84 Investment Companies (comprised of 181 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He was previously Assistant Secretary of the Trust. He is 47 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. She is 52 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. She is 45 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He was previously Secretary of the Trust. He is 42 years old and has been an employee of Dreyfus since October 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager - Investment Accounting and Support Department of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002. Senior Accounting Manager - Money Market Funds of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager -- Equity Funds of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since June 1989.

ROBERT J. SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager -- Equity Funds of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since November 1990.

WILLIAM G. GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 80 investment companies (comprised of 177 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (84 investment companies, comprised of 181 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon Bank’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Trustee and officer of the Trust is 200 Park Avenue, New York, New York 10166.

As the Funds had not commenced offering its shares prior to the date of this SAI, no Fund shares were owned by any Board members or officers of the Trust.

MANAGEMENT ARRANGEMENTS

Investment Adviser. Mellon Fund Advisers is a division of Dreyfus, a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Pursuant to an Investment Advisory Agreement with the Trust (the “Investment Advisory Agreement”), the Investment Adviser provides investment management services to each Fund, including the day-to-day management of the Fund’s investments. As to each Fund, the Investment Advisory Agreement will continue _____, 2010, and thereafter the Investment Advisory Agreement is subject to annual approval by(i) the Trust’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Trust may terminate the Investment Advisory Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund’s outstanding voting securities on 60 days’ written notice to the Investment Adviser. The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days’ written notice to the Trust. The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.

The following persons are officers and/or directors of Dreyfus: Jonathan Little, Chair of the Board; Thomas F. Eggers, President, Chief Executive Officer and a director; Jonathan Baum, Vice Chair-Distribution and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; James Bitetto, Secretary; and Mitchell E. Harris, Ronald P. O’Hanley III and Scott E. Wennerholm, directors.

Mellon Bank and its affiliates may have deposit, loan and commercial banking or other relationships with issuers of securities purchased by a Fund. The Investment Adviser has informed the Trust that in making investment decisions it does not obtain or use material inside information that Mellon Bank or its affiliates may possess with respect to such issuers.

The Investment Adviser may pay the Distributor for shareholder services from the Investment Adviser’s own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) in respect of these services. The Investment Adviser may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

The Trust, the Investment Adviser and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Investment Adviser’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Investment Adviser. In that regard, portfolio managers and other investment personnel of the Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Each of the Funds has agreed to pay the Investment Adviser an investment advisory fee at the annual rate set forth in the table below.

Funds	Investment advisory fee (as a percentage of average daily net assets )
Mellon New York Intermediate Tax-Exempt Bond Fund	0.50%
Mellon Intermediate U.S. Government Fund	0.50%
Mellon International Appreciation Fund	0.50%
Mellon Small Cap Core Equity Fund	0.75%

As the Funds had not commenced operations as of the date of this SAI, no investment advisory fee information is provided.

The aggregate of the fees paid to the Investment Adviser by each Fund is not subject to reduction as the value of the Fund’s net assets increases.

Sub-Investment Adviser. The Sub-Adviser provides investment advisory assistance and day-to-day management of Mellon Small Cap Core Equity Fund’s investments pursuant to the Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) between the Sub-Adviser and the Investment Adviser. As to Mellon Small Cap Core Equity Fund, the Sub-Advisory Agreement will continue until _____, 2010, and thereafter the Sub-Advisory Agreement is subject to annual approval by (i) the Trust’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Investment Adviser or Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. As to the Fund, the Sub-Advisory Agreement is terminable without penalty (i) by the Investment Adviser on 60 days’ notice, (ii) by the Trust’s Board or by vote of the holders of a majority of the Fund’s shares on 60 days’ notice, or (iii) by the Sub-Adviser on not less than 90 days’ notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for any reason.

The Sub-Adviser is a wholly-owned subsidiary of BNY Mellon, and an affiliate of the Investment Adviser. The following persons are directors of the Sub-Adviser: [To Be Provided].

Under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser, out of the fee the Investment Adviser receives from Mellon Small Cap Core Equity Fund, a monthly fee at the annual rate of 0.__% of the value of Mellon Small Cap Core Equity Fund’s average daily net assets. As the Fund had not completed its first fiscal year as of the date of this SAI, no information is provided on sub-investment advisory fees paid by the Investment Adviser to the Sub-Adviser for its services to Mellon Small Cap Core Equity Fund.

Administration Agreement. Mellon Bank serves as administrator for the Funds pursuant to an Administration Agreement with the Trust. Pursuant to the Administration Agreement, Mellon Bank: supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services; calculates the net asset value of Fund shares; and generally assists in all aspects of Fund operations. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services.

The Funds’ administration fee is calculated from the following administration fee schedule based on the level of assets of the Funds, in the aggregate:

Total Assets	Annual Fee
$0 to $6 billion	0.15%
Greater than $6 billion to $12 billion	0.12%
Greater than $12 billion	0.10%

As the Funds had not commenced operations as of the date of this SAI, no administration fee information is provided.

Portfolio Management. The Investment Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trust’s Board. The Sub-Adviser provides day-to-day management of Mellon Small Cap Core Equity Fund’s investments, subject to the supervision of the Investment Adviser and the Trust’s Board. The Investment Adviser or, in the case of Mellon Small Cap Core Equity Fund, the Sub-Adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. The Investment Adviser and Sub-Adviser each also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Investment Adviser and Sub-Adviser. The primary portfolio managers of the Funds are as follows, and additional portfolio managers, if any, are indicated in parenthesis:

Fund	Portfolio Manager(s)
Mellon New York Intermediate Tax-Exempt Bond Fund	John F. Flahive
Mellon Intermediate U.S. Government Fund	John F. Flahive
Mellon International Appreciation Fund	Lloyd Buchanan, Denise Krisko, Robert McCormack, Todd Rose and Kurt Zyla
Mellon Small Cap Core Equity Fund	Edward B. White

Portfolio Manager Compensation. (Mellon New York Intermediate Tax-Exempt Bond Fund and Mellon Intermediate U.S. Government Fund only) The portfolio managers’ compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon affiliated firms. The portfolio managers are compensated by Mellon Bank or its affiliates and not by the Funds.

The incentive compensation plan is comprised of three components: (1) portfolio performance (approximately 70%), (2) individual qualitative performance (approximately 25%) and (3) the overall performance of BNY Mellon Wealth Management (approximately 5%). Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. The one- and three-year performance in each category is weighted at 35% and 65%, respectively. Assets are weighted according to a matrix based on the participant’s job function. Individual qualitative performance measures contributions the participant makes to either the Equity Management or Fixed Income Management group, account manager/client communications and BNY Mellon Wealth Management. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Mellon Wealth Management. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (3 years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management’s discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon’s Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of BNY Mellon Wealth Management are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY Mellon’s Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

Portfolio Manager Compensation. (Mellon Small Cap Core Equity Fund only) [To be Provided]

Portfolio Manager Compensation. (Mellon International Appreciation Fund only) [To be Provided]

Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by each Fund’s primary portfolio manager and assets under management in those accounts as of August 31, 2007:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
John F. Flahive	5	$3.2B	0	N/A	0	N/A
Lloyd Buchanan
Denise Krisko
Robert McCormack
Todd Rose
Kurt Zyla
Edward B. White

________________________

[*	The advisory fee for ___ of these accounts, which has total assets of approximately $__ million, is based on the performance of the account.
**	The advisory fee for ___ of these accounts, which has total assets of approximately $___ million, is based on the performance of the account.
***	The advisory fees for ___ of these accounts, which have total assets of approximately $___ million, are based on the performance of the accounts.
****	The advisory fees for ____ of these accounts, which have total assets of approximately $___ million, are based on the performance of the accounts.]

As the Funds had not offered their shares prior to the date of this SAI, none of the portfolio managers owned any Fund shares.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of the Investment Advisers’ management of the Funds and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds. For these or other reasons, the portfolio manager may purchase different securities for a Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Investment Adviser and an affiliate entity and such portfolio managers also manage Other Accounts.

The Investment Adviser’s and Dreyfus’ respective goal is to provide high quality investment services to all of its clients, while meeting the Investment Adviser’s and Dreyfus’ respective fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually. The Distributor also acts as distributor for the funds in the Dreyfus Family of Funds and Mellon Institutional Funds. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation”.

The Investment Adviser or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees and other expenses paid by a Fund to those intermediaries. Because those payments are not made by you or the Fund, the Fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Investment Adviser’s or the Distributor’s own resources to to Service Agents for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the Investment Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of shares of the Funds or the provision of services to the Funds.

Custodian. Mellon Bank, an affiliate of Dreyfus, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except Mellon International Appreciation Fund. Mellon Trust of New England, N.A. (“Mellon Trust”), One Boston Place, Boston, Massachusetts 02108, an affiliate of Dreyfus, acts as custodian for the investments of Mellon International Appreciation Fund. Under the custody agreements with the Trust, the custodians hold the Funds’ portfolio securities and keep all necessary accounts and records. For its custody services, each custodian receives a monthly fee based on the market value of a Fund’s assets held in custody and receives certain securities transaction charges.

Mellon Bank, directly and through its affiliates, maintains all accounts of Fund shareholders that maintain a qualified fiduciary, advisory, custody or other accounts with Mellon Bank, Mellon Trust or their affiliates. Mellon Bank is also responsible for providing ongoing information and communication to Private Wealth Management Clients (as defined in “How to Buy Shares – General” below) regarding the Funds and their investment in the Funds.

Transfer and Dividend Disbursing Agent. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, is each Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

Expenses. The Trust has adopted a Shareholder Services Plan with respect to the Investor class of each Fund. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain shareholder services to holders of Investor shares of such Fund a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.

The Investment Adviser and Mellon Bank bear all expenses in connection with the performance of their services under the Investment Advisory Agreement and Administration Agreement, respectively. All other expenses to be incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by the Investment Adviser or Mellon Bank. With respect to each Fund, the Investment Adviser has contractually agreed, until August 31, 2010, to waive receipt of its fees and/or assume the expenses of the Fund so that the expenses of none of the Fund’s classes (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59% for Mellon New York Intermediate Tax-Exempt Bond Fund, 0.65% for Mellon Intermediate U.S. Government Fund, 0.65% for Mellon International Appreciation Fund, and 0.96% for Mellon Small Cap Core Equity Fund.

HOW TO BUY SHARES

General. The Funds consist of two classes of shares—Class M shares and Investor shares. Class M shares and Investor shares differ as to the shareholder services offered to and the expenses borne by each class.

The Trust reserves the right to reject any purchase order. The Funds will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules  implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

Class M shares are generally offered only to: (1) Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (“Wealth Management Clients”), with such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (“BNY Mellon Affiliates”) sometimes being referred to herein as “Qualified Accounts”; (2) Mellon Balanced Fund, for investments by that Fund; (3) Trustees of the Trust; (4) former shareholders of each other fund advised by the Investment Adviser or its affiliates that was reorganized into a Fund (each such other fund is hereinafter referred to as a “Reorganized Fund”) who received MPAM shares (now designated Class M shares) of a Fund pursuant to the reorganization of such Reorganized Fund and who, therefore, are permitted to continue to purchase and hold Class M shares of such Fund, to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange; and (5) former shareholders of each Predecessor Fund who received Class M shares of a Fund pursuant to the reorganization of such Predecessor Fund and who, therefore, are permitted to continue to purchase and hold Class M shares of such Fund, to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange. In addition, holders of shares of a Fund who were not Wealth Management Clients on July 10, 2001 (“Existing Individual Clients”) are eligible to continue to purchase Class M shares of that Fund, for their then-existing accounts in that Fund (“Existing Accounts”) to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange.

Investor shares are generally offered only to: (1) Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and who wish to continue to hold Fund shares; (2) individuals or entities who are not Wealth Management Clients, who receive a transfer of Fund shares from a Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund or Predecessor Fund who received Investor shares of a Fund pursuant to the reorganization of such fund and who, therefore, are permitted to continue to purchase and hold Investor shares of such Fund, to exchange into Investor shares of other Funds, and to purchase additional Investor shares of Funds into which they exchange. Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as “Individual Clients.” Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon (“BNY Mellon Wealth Advisors Brokerage Clients”), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by Mellon Wealth Management to invest in one or more Funds, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the Investment Adviser and/or certain of its affiliates have entered into an agreement (“Qualified Employee Benefit Plans”).

Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Funds’ Transfer Agent (“Mellon Accounts”). Class M shares held by persons other than Wealth Management Clients, and Investor shares owned by Individual Clients shares will be held in separate accounts (“Individual Accounts”). Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (“BNY Mellon Wealth Advisors Brokerage Accounts”). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (“Qualified Employee Benefit Plan Accounts”) and records relating to these accounts generally will not be maintained by Dreyfus, Mellon Bank or their affiliates. Unless otherwise instructed, new purchases by existing shareholders are in the same class of Fund shares that the shareholder then holds. Shares are sold without an initial sales charge. You will be charged a fee if an investment check is returned unpayable. The Funds reserve the right to reject any purchase order.

There is no minimum initial or subsequent investment requirement for holders of Mellon Accounts. Wealth Management Clients may transfer Class M shares to other existing Wealth Management Clients for their Mellon Accounts. Wealth Management Clients also may transfer shares from a Mellon Account to persons or entities that are not Wealth Management Clients to be held in Individual Accounts or BNY Mellon Brokerage Accounts. At the time of any such transfer (other than a transfer to an Existing Individual Client for their Existing Accounts), the Class M shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold Fund shares may only do so by requesting the establishment of Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholders’ Class M shares into Investor shares will be at the equivalent net asset value per share (“NAV”) of each class at the time of the conversion. Any subsequent investments by such transferees or former Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.

Initial investments in Individual Accounts must be accompanied by an Account Application. For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100. Persons who hold Fund shares through Mellon Accounts or BNY Mellon Wealth Advisors Accounts should contact their account officer or financial advisor, respectively, to purchase Fund shares.

To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for. Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check. Your bank must send your investment to the Fund’s Custodian with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable. For a subsequent investment by electronic check, “569” must be inserted before your 14-digit account number.

The entity acting as custodian for Keogh Plans, IRAs and other retirement plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

Management understands that BNY Mellon Affiliates may impose certain conditions on Wealth Management Clients, BNY Mellon may impose certain conditions on MPWA Brokerage Clients and the plan sponsor may impose certain conditions on Qualified Employee Benefit Plan Accounts, respectively, that are different from those described in the Class M and Investor Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of Mellon Accounts, BNY Mellon Wealth Advisors Brokerage Accounts or Qualified Employee Benefit Plan Accounts should consult their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, in this regard.

Persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange Fund shares and to determine the shareholder services available to them with respect to their Fund shares. The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Class M shares and Investor shares are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund.

NAV is determined as of the close of trading on the floor of the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m. Eastern time), on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each class is computed by dividing the value of a Fund’s net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Fund’s investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust’s Board. Certain securities may be valued by an independent pricing service approved by the Trust’s Board and are valued at fair value as determined by the pricing service. For information regarding the methods employed in valuing each Fund’s investments, see “Determination of Net Asset Value.”

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, shares of a Fund will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on the next business day.

TeleTransfer Privilege. Holders of Individual Accounts may purchase Fund shares by telephone or online through the TeleTransfer Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the holder’s Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How To Redeem Shares - TeleTransfer Privilege.”

In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an “in-kind” exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about “in-kind” purchases, Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than BNY Mellon Wealth Advisors Brokerage Clients) may call 1-800-645-6561, BNY Mellon Wealth Advisors Brokerage Clients may call 1-800-830-0549 - Option 2 and participants in Qualified Employee Benefit Plans may call 1-877-774-0327.

SHAREHOLDER SERVICES PLAN

Investor shares of each Fund are subject to annual fees for shareholder services.

Shareholder Services Plan—Investor Shares. Each Fund has adopted a Shareholder Services Plan with respect to its Investor shares. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder service fees it collects from each Fund to compensate Service Agents in respect of these services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Shareholder Services Plan and the basis on which such payments are made. With regard to such services, each Service Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Investor shares.

The Shareholder Services Plan is not adopted pursuant to the Rule 12b-1 under the 1940 Act, and the fee under the Shareholder Services Plan is intended to be a “service fee” as defined under the Conduct Rule of the Financial Industry Regulatory Authority.

As the Funds had not commenced operations as of the date of this SAI, no information is provided as to the fees paid by the Funds pursuant to the Shareholder Services Plan.

Shareholder Services Plan—General. The Trustees of the Trust believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and the holders of its Investor shares.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Shareholder Services Plan provides that material amendments must be approved by the Board and by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Services Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Investor shares.

A Service Agent entitled to receive compensation for selling and servicing a Fund’s shares may receive different compensation with respect to one class of shares over another. Potential investors should read this SAI in light of the terms governing Selling Agreements (“Agreements”) with their Service Agents. The fees payable under the Plan described above are payable without regard to actual expenses incurred. The Funds and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Plan described above. From time to time, the Service Agents, the Distributor and the Funds may voluntarily agree to reduce the maximum fees payable under the Plan.

HOW TO REDEEM SHARES

General. If you hold a Fund’s shares of more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions.

The Funds impose no charges when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund’s then-current NAV per share.

A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased a Fund’s shares by check, by TeleTransfer or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will not honor redemption checks (“Checks”) under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer purchase or the Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Procedures. Persons who hold Fund shares through Mellon Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, and persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator, to redeem Fund shares.

Holders of Individual Accounts may redeem a Fund’s shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege (for those share classes of the relevant Funds for which the Checkwriting Privilege applies), which are granted automatically unless you specifically refuse them by checking the applicable “No” box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a separate signed Shareholder Services Form or, with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561 for holders of Class M shares and Investor shares. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. Holders of IRA and other retirement accounts may redeem a Fund’s shares by writing a letter of instruction, which must include the shareholder’s account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether the 10% TEFRA should be withheld. A signature-guarantee is required. To obtain information with respect to signature-guarantees, holders of Class M shares and Investor shares should call 1-800-645-6561. To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, holders of Class M shares and Investor shares should call 1-800-645-6561. If you are a client of certain Service Agents (“Selected Dealers”), you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Funds reserve the right to refuse any request made by telephone or online, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. A Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

The Telephone Redemption Privilege, TeleTransfer Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither a Fund nor the Transfer Agent will be liable for following telephone or online instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of a Fund’s shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund’s NAV may fluctuate.

Checkwriting Privilege. (Mellon New York Intermediate Tax-Exempt Bond Fund and Mellon Intermediate U.S. Government Fund only) Holders of Individual Accounts may write Checks drawn on their Fund accounts. The Funds provide Checks automatically upon opening an account, unless the investor specifically refuses the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor’s Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor’s agent, will cause a Fund to redeem a sufficient number of full and fractional shares in the investor’s account to cover the amount of the Check. Potential fluctuations in the NAV of the Funds should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

If the amount of the Check is greater than the value of the shares in an investor’s account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege. Holders of Individual Accounts may redeem Fund shares by wire. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds (minimum $1,000 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

TeleTransfer Privilege. Holders of Individual Accounts may request by telephone or online that redemption proceeds be transferred between their Fund account and their bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Individual Accounts or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be affected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See “How to Buy Shares – TeleTransfer Privilege.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, Individual Account Holders of Class M shares and Investor shares should call1-800-645-6561.

Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trust’s Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as each Fund’s portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect a Fund’s shareholders.

SHAREHOLDER SERVICES

General. The following shareholder services are available only to holders of Investor shares in Individual Accounts and certain Individual Account holders of Class M shares.

Fund Exchanges. Holders of Class M shares or Investor shares can generally exchange such shares of a Fund worth $500 or more into shares of the same class of any other Fund, to the extent such shares are offered for sale in their state of residence.

To request an exchange, holders of Mellon Accounts must contact their account officer and holders of Individual Accounts, or their Service Agent acting on their behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. Before any exchange, you must obtain and should review a copy of the current prospectus of the Fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561 for holders of Class M shares and Investor shares. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each Fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000, with respect to Class M shares and Investor shares. The ability to issue exchange instructions by telephone or online is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant “No” box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561 for holders of Class M shares and Investor shares, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561 for holders of Class M shares and Investor shares. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone and online exchanges permitted. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

Exchanges of a Fund’s shares held by a tax-exempt retirement plan may be made only between the investor’s retirement plan account in one Fund and such investor’s retirement plan account in another Fund.

During times of drastic economic or market conditions, a Fund may suspend Fund exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Auto-Exchange Privilege (Individual Accounts only). The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for Class M shares or Investor shares of a Fund, shares of the same Class of another Fund of which the investor is a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to a Fund’s shares held by a tax-exempt retirement plan, exchanges may be made only between the investor’s retirement plan account in one Fund and such investor’s retirement plan account in another Fund. Shares will be exchanged on the basis of relative NAV per share as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor’s account falls below the amount designated to be exchanged under this Privilege. In this case, an investor’s account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

The right to exercise this Privilege may be modified or canceled by a Fund or the Transfer Agent. Holders of Class M shares and Investor shares may modify or cancel their exercise of this Privilege at any time by mailing written notification to Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502. A Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain an Exchange Authorization Form, holders of Class M shares and Investor shares, please call toll free 1-800-645-6561.

Fund exchanges and the Auto-Exchange Privilege are available to holders of Individual Accounts resident in any state in which shares of a Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt retirement plan) may realize a taxable gain or loss.

The Funds reserve the right to reject any exchange request in whole or in part. The Fund’s exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Automatic Asset Builder (Individual Accounts only). Automatic Asset Builder permits the holder of an Individual Account to purchase (minimum of $100 and maximum of $150,000 per transaction) a Fund’s shares at regular intervals selected by you. A Fund’s shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. Holders of Class M shares and Investor shares may obtain the necessary authorization form by calling 1-800-645-6561, and the notification will be effective three business days following receipt. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

Automatic Withdrawal Plan (Individual Accounts only). The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of a Fund’s shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor’s shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561 for holders of Class M shares and Investor shares. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent.

Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

Dividend Options (Individual Accounts only). Dividend Sweep allows holders of Individual Accounts to invest automatically their dividends or dividends and other distributions, if any, from Class M shares and Investor shares of a Fund in shares of the same Class of another Fund of which the investor is a shareholder. Shares of the same Class of other Funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share.

Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

For more information concerning these Privileges, or to request a Dividend Options Form, holders of Class M shares and Investor shares should call toll free 1-800-645-6561. Holders of Class M shares and Investor shares may cancel these Privileges by mailing written notification to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502. To select a new Fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for Individual Accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. A Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.

Government Direct Deposit Privilege (Individual Accounts only). Government Direct Deposit Privilege enables holders of Individual Accounts to purchase (minimum of $100 and maximum of $50,000 per transaction) a Fund’s shares by having Federal salary, Social Security or certain veterans’, military or other payments from the Federal government automatically deposited into your Fund account. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as a Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. Holders of Class M shares and Investor shares may obtain the appropriate form by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, a Fund may terminate your participation upon 30 days’ notice to you.

Payroll Savings Plan (Individual Accounts only). Payroll Savings Plan permits holders of Individual Accounts to purchase (minimum $100 per transaction) a Fund’s shares automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department. Your employer must complete the reverse side of the form and return it, for holders of Class M shares and Investor shares, to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502. Holders of Class M shares and Investor shares may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities. A Fund’s equity investments are valued on the basis of market quotations or official closing prices. A Fund’s portfolio securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available.

A Fund’s debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities is determined by the Service based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations of a Fund’s debt securities. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. Bid price is used when no asked price is available.

Short-term investments of each Fund may be carried at amortized cost, which approximates value.

Expenses and fees, including the investment advisory fee and administration fee, are accrued daily and taken into account for the purpose of determining NAV.

Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Investment Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund’s portfolio securities.

Restricted securities, as well as other securities or assets for which recent market quotations or, as to equity securities, official closing prices are not readily available or are determined by the Trust not to reflect accurately fair value (such as when the value of an equity security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market but before the Trust calculates a Fund’s NAV) and that is determined by the Trust to have changed the value of the security), or are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of a Fund’s investments may be determined by the Trust’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of an issuer or comparable issuers. Fair value of a Fund’s foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on fair value procedures may differ from a security’s price (or official closing price with respect to an equity security), and from the prices used by other mutual funds to calculate their net asset values. Foreign equity and taxable debt securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund. Restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions

Each of Mellon New York Intermediate Tax-Exempt Bond Fund and Mellon Intermediate U.S. Government Fund usually pays dividends on the last business day of each month. Each of Mellon International Appreciation Fund and Mellon Small Cap Core Equity Fund pays dividends annually.

Each Fund distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses.

A Fund will make distributions from net realized capital gains only if all its capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before the declaration of dividends to investors. Generally, shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption.

Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV. For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise. Persons who hold Fund shares through Mellon Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, for information on reinvestment of dividends and other distributions.

If you elect to receive dividends and other distributions in cash, and your distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or other distribution paid shortly after an investor’s purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return of capital in an economic sense, although taxable (to the extent not tax-exempt) as stated under “Dividends, Distributions and Taxes” in the relevant Class M and Investor Class Prospectus.

Taxes

General. Each Fund is treated as a separate corporation for Federal income tax purposes. Management expects that each Fund will qualify for treatment as a RIC under the Code. Each Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Qualification as such will relieve a Fund of any liability for Federal income tax to the extent it distributes its net earnings and realized gains to its shareholders in accordance with applicable provisions of the Code. To qualify for that treatment, each Fund (1) must pay out to its shareholders each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) or, in the case of New York Intermediate Tax Exempt Fund, at least 90% of the sum of that income plus its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”), (2) must derive at least 90% of its annual gross income from specified sources (“Income Requirement”), and (3) must meet certain asset diversification and other requirements. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it will be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders will treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” described below and distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”), as taxable dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

A Fund may be subject to a non-deductible 4% excise tax (“Excise Tax”), measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Tax Consequences of Mellon New York Intermediate Tax-Exempt Bond Fund’s Dividends. If the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient’s Federal income tax return. Shareholders’ treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

Because the Fund distributes exempt-interest dividends, interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives any exempt-interest dividends with respect to Fund shares held for six months or less, then any loss on the redemption or exchange of those shares will be disallowed to the extent of those exempt-interest dividends. In addition, (1) the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments, (2) the portion of an exempt-interest dividend paid by the Fund that represents interest from private activity bonds may be taxable in the hands of a shareholder who is a “substantial user” of a facility financed by those bonds or a “related person” thereof (both as defined for Federal income tax purposes) and (3) some or all of the Fund’s dividends may be a Tax Preference Item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax. Shareholders should consult their own tax advisers as to whether they (a) are, or are related to, substantial users of a facility (as so defined) or (b) are subject to the Federal alternative minimum tax or any applicable state alternative minimum tax.

Dividends paid by the Fund derived from the interest income earned on any day are designated as tax-exempt in the same percentage of the day’s dividend as the actual tax-exempt income bears to the total income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund derived from interest income earned on New York State’s Municipal Obligations are designated as exempt from that state’s taxation in the same percentage of the day’s dividend as the actual interest on New York’s Municipal Obligations bears to the total income earned that day.

The Fund may invest in bonds that are purchased, ordinarily not on their original issue, with “market discount” (that is, generally at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) (“market discount bonds”). Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. In lieu of that treatment, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Tax Consequences of Other Distributions. Dividends paid by a Fund derived from taxable investments, together with distributions from the excess of net realized short-term capital gain over net long-term capital loss, net gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively “dividends”), are taxable to its U.S. shareholders as ordinary income (but may qualify, for individual shareholders, to be taxed at the rate for net capital gain, as described below) to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund’s net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) are taxable to its U.S. shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

If a shareholder receives any capital gain distributions with respect to Fund shares held for six months or less, then any loss incurred on the redemption or exchange of those shares (that is not disallowed, as described above under “Tax Consequences of New York Intermediate Tax Exempt Fund’s Dividends”) will be treated as a long-term capital loss to the extent of those capital gain distributions.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

In general, as a result of legislation enacted in the summer of 2003 (“2003 Act”), dividends (other than capital gain distributions) paid by a Fund to U.S. individual shareholders may be eligible for the 15% maximum Federal tax rate applicable to individuals’ net capital gain to the extent that the Fund’s income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend (“qualified dividend income”). In order to be eligible for that maximum rate, a shareholder must have held his or her shares in a Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor’s qualification for that maximum rate may apply. Payments from borrowers of securities on loan in lieu of dividends would not be eligible for that maximum rate.

In enacting the Code provisions implementing such treatment of qualified dividend income, the 2003 Act failed to include certain conforming amendments to other Code provisions. Such failure leads to certain apparently unintended limitations on a RIC’s ability to designate as qualified dividend income the portion of its income attributable to qualified foreign corporations’ dividends. Dreyfus believes, however, that Congress’ intention was to authorize RICs to designate such dividends as qualified dividend income, and identical bills containing technical corrections to the 2003 Act, which have been filed in both the U.S. Senate and House of Representatives, would amend the Code to clarify that such dividends indeed may be so designated. Dreyfus cannot predict whether those bills will be enacted or, if so, when that will occur.

As a result of the 2003 Act, a Fund’s capital gain distributions are subject to a 15% maximum Federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange during that period of his or her Fund shares that have been held for more than one year will qualify for that maximum rate.

The receipt of Fund distributions may affect a foreign corporate shareholder’s Federal “branch profits” tax liability and a Subchapter S corporation shareholder’s Federal “excess net passive income” tax liability. Shareholders should consult their own tax advisers as to whether they are subject to those taxes.

Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

A Fund must withhold and remit to the U.S. Treasury 28% of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual or certain other non-corporate shareholder if the shareholder fails to certify that the “TIN” furnished to the Fund is correct (“backup withholding”). Backup withholding at that rate also is required from a Fund’s dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service (“IRS”) that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder’s TIN is incorrect or the shareholder has failed to properly report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner’s Federal income tax return.

Tax Consequences of Certain Investments. Dividends and interest received by a Fund, and gains realized thereby, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts (collectively, “Derivatives”) derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund dividends attributable to PFIC income will not be eligible for the 15% maximum Federal income tax rate on qualified dividend income described above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain--which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains and losses realized from portfolio transactions ordinarily will be treated as capital gains and losses. However, a portion of the gains and losses from the disposition of foreign currencies and certain non-U.S.-dollar-denominated securities (including debt instruments, certain financial Derivatives and certain preferred stock) may be treated as ordinary income and losses under section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gains realized from engaging in “conversion transactions” may be treated as ordinary income under section 1258 of the Code. “Conversion transactions” are defined to include certain Derivative and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

Under section 1256 of the Code, any gain or loss realized by a Fund from certain Derivatives will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise on exercise or lapse of those Derivatives as well as from closing transactions. In addition, any such Derivatives remaining unexercised at the end of a Fund’s taxable year will be treated as sold for their then fair market value (i.e., “marked-to-market”), resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by a Fund involving certain Derivatives may constitute “straddles,” which are defined to include offsetting positions in actively traded personal property. In certain circumstances, the Code sections that govern the tax treatment of straddles override or modify sections 988 and 1256 of the Code. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income. If a Fund were treated as entering into straddles by reason of its engaging in certain Derivatives transactions, those straddles would be characterized as “mixed straddles” if the Derivatives comprising a part of the straddles were governed by section 1256 of the Code. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the straddle and conversion transaction rules apply to positions established by a Fund, losses realized by it will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of those rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gains may be treated as short-term capital gains or ordinary income.

If a Fund has an “appreciated financial position”--generally, an interest (including an interest through a Derivative or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Investment by a Fund in securities issued at a discount (for example, zero coupon, pay-in-kind or step-up securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax. In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to make the necessary distribution.

State and Local Taxes. Depending on the extent of a Fund’s activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

Foreign Shareholders - U.S. Federal Income Taxation. U.S. Federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) depends on whether the income from a Fund is effectively connected with a U.S. trade or business carried on by the shareholder (“effectively connected”) as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Foreign Shareholders - Dividends. Dividends (other than exempt-interest dividends) distributed to a foreign shareholder that are not effectively connected generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder’s dividends are effectively connected, however, those dividends will not be subject to such withholding and instead will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the Federal branch profits tax.

Capital gains realized by a foreign shareholder on the sale of Fund shares and capital gain distributions to the shareholder generally will not be subject to U.S. Federal income tax unless the shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to backup withhold on capital gain distributions and the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder’s foreign status.

Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as Fund shares, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

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The foregoing is only a summary of certain Federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

PORTFOLIO TRANSACTIONS

General. The Investment Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. Funds managed by dual employees of the Investment Adviser and an affiliated entity, and funds that employ a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the “Trading Desk”). Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk’s procedures, portfolio managers and their corresponding Trading Desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts and other relevant factors).

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Funds and accounts managed by the Investment Adviser, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

As the Funds had not commenced operations prior to the date of this SAI, no brokerage or commission information is provided.

The Trust contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Investment Adviser. The Trust’s Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Investment Adviser are reasonable and fair.

Soft Dollars. The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser. Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a “mixed use”). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client. The affiliated entity may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity in providing investment advice to any of the funds or clients it advises. Likewise, information made available to the affiliated entity from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client. Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

(Mellon New York Intermediate Tax-Exempt Bond Fund only) Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Investment Adviser (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

IPO Allocations. (Mellon International Appreciation Fund and Mellon Small Cap Core Equity Fund only) In deciding whether to purchase an IPO, the Investment Adviser (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and targets funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs are for small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. Within each product group and capitalization category, the Investment Adviser (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with client guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of “hot” IPOs, where the Investment Adviser (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably across participating product groups. “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation across product groups will be based on the percentage of total assets under management of the product to the total assets under management of all product groups participating. Within each product, shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation determined by each product group based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities.

Disclosure of Portfolio Holdings. It is the policy of the Trust to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Trust files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, each Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

If a Fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. A Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Funds’ custodians, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of a Fund’s portfolio holdings may be authorized only by the Trust’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Trust’s Board.

SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

The Trust’s Board has delegated to Dreyfus the authority to vote proxies of companies held in the Funds’ portfolios. Dreyfus, through its participation on the BNY Mellon Proxy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the Funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the funds and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the PPC engages a third party as an independent fiduciary to vote all proxies of funds in the Dreyfus Family of Funds and the Funds, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Dreyfus’ policies on specific issues. Items that can be categorized under the Voting guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the PPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the PPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without surrender approval.

Information regarding how Dreyfus voted proxies for the Funds is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the Trust’s Form N-PX filed with the SEC.

INFORMATION ABOUT THE TRUST AND FUNDS

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights in liquidation. Fund shares have a par value of $.001 per share, have no preemptive or subscription rights, and are freely transferable.

The Trust is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class. The Trustees have authority to create an unlimited number of shares of beneficial interest, par value $.001 per share, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

On each matter submitted to a vote of the shareholders, all shares of each Fund shall vote together, except as to any matter for which a separate vote of any Fund is required by the 1940 Act and except as to any matter which affects the interests of particular Funds or classes differently, in which case the holders of shares of the one or more affected Funds or classes shall be entitled to vote separately.

The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Funds and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which the Investment Adviser believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

FINANCIAL STATEMENTS

The Funds will send annual and semi-annual financial statements to all of its shareholders of record.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006, has passed upon the legality of the shares offered by the Class M and Investor Class Prospectus, Dreyfus Premier Class Prospectus and this SAI.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

___________________________________________, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Trust.

APPENDIX A

RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the “State”) and any updates available as of the date of this Statement of Additional Information. While the Trust has not independently verified this information, the Trust has no reason to believe that such information is not correct in all material respects.

Section 1.02	Economic and Demographic Trends

U.S. Economy. Over the course of 2007, the national economy is expected to decelerate significantly due to rising interest rates and a slowing housing market. Despite the slowdown, the following factors are expected to lead to growth in the future: continued improvement in business practices, considerable spending for post-hurricane reconstruction and continued growth abroad. For all of 2006, gross domestic product increased 3.3%, following a 3.2% rise in 2005. The Department of Budget (“DOB”) currently projects growth of 2.4% for 2007. Inflation of 2.2% is now projected for 2007, down from 3.2% for 2006.

Despite relatively low output growth, the national labor market remains resilient. Although first quarter 2007 growth in U.S. nonagricultural employment was somewhat stronger than anticipated, the DOB continues to project a deceleration in job growth for 2007. The DOB also projects a gradual rise in the unemployment rate over the course of this year. Personal income growth has been revised up slightly to 5.5% for 2007, due primarily to an upward revision in wage growth to 5.5%. A slightly stronger labor market, along with stronger wage growth, will act to further restrain growth in U.S. corporate profits, which are now projected to grow 5.3% in 2007.

After over two years of consecutive interest rate increases, long-term interest rates have risen above their levels when the Federal Reserve Board (the “FRB”) initiated its policy shift at the end of June 2004. Nevertheless, long-term interest rates remain low, and are projected to rise only gradually through the end of 2007. Low interest rates and a growing world economy are expected to maintain a favorable environment for both business investment and international trade. Although the DOB believes that the FRB has successfully managed a soft landing of the U.S. economy, the forecasts are contingent upon the absence of severe shocks to the economy. There are a number of elements that may threaten this forecast, but unpredictable events, such as a major terrorist attack, remain the biggest risk to continued economic expansion.

Corporate profits were expected to remain strong, and therefore, the DOB raised its forecast for 2006 profits growth to almost 25%. However, profit growth was expected to slow down drastically throughout the course of 2006 and fall to 3.8% for 2007. Consistent with the general slowing of the economy, employment growth also slowed significantly during 2006. DOB’s prediction for 2006 employment growth was practically unchanged from 2005 at 1.5%. Along with the moderate employment growth, wages and salaries were expected to grow 4.9% for 2006, following growth of 6% in 2005. Total personal income was expected to grow 5.6% for 2006, following growth of 5.4% for 2005.

In addition, the housing market was expected to gradually cool as long-term interest rates rise, with prices possibly falling in some areas. However, because of the importance of real estate wealth as a buttress for domestic consumption, a more sudden collapse of housing prices than anticipated could result in lower economic growth than expected. In contrast, better than expected economic conditions may encourage firms to invest more and hire more workers than expected, resulting in higher wages and higher consumption spending as well. The DOB expects that the strength in employment and income growth will almost fully compensate for the decline in the housing market. Total consumption spending was expected to grow 3.4% for 2006, slightly below the 3.5% rate for 2005. A quiet housing market was expected to drastically reduce residential construction spending from 7.1% in 2005 to 1.3% for 2006. A more severe downturn in the housing market than anticipated could derail the national economy from current forecasts.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The State economy continues to expand at a pace consistent with current forecasts, and has entered its fourth year of expansion with State employment, personal income and wages all experiencing solid growth. Although the State’s economic momentum peaked during the first half of 2005, recent above-trend national growth rates have helped to buttress the State economy, putting the State well on its way to a full recovery from the impact of the September 11th attacks, and reversing several years where the job base was in decline. With the continuing pickup in equity market activity, the securities industry has seen solid profit levels and related bonus growth. While the health, education, professional and business services, and tourism sectors are expected to continue to lead State economic growth, the overall pace of growth is expected to slow going forward. New York personal income is now projected to have grown 5.3% for 2005, with projected growth for 2006 of 6.0% and 5.6% in 2007. Wage and salary growth was projected at 7.6% for 2006 and 6.2% for 2007.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. The chief risk remains another attack targeted at New York City that could plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecasts. Higher energy prices and the continuing risk of inflation could cause the FRB to once again tighten interest rates, which could negatively affect financial markets and disproportionately affect the State’s economy. In addition, the State’s real estate market could decline more than anticipated, which could negatively affect household consumption and taxable capital gains realizations, rippling through the economy and affecting both employment and wages.

The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. The State’s finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected.

Metropolitan Transportation Authority (the “MTA”). The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the “TA”). Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the “TBTA”), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA depends on operating support from the State, local governments and the TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State’s receipts and disbursements for Fiscal Year 2006-07 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. It is also possible that the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adverse affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Special Considerations

Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s annual financial plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The State’s financial plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Recent Trends. Over the last four fiscal years, State finances have rebounded from the lingering effects of the September 11th terrorist attacks on the City and the national recession, weakness in the financial services sector and the use of non-recurring resources and reserves to support spending. The State ended each of the last four fiscal years with an increasing level of operating surplus in the General Fund.

State Funds spending increased from $64 billion in Fiscal Year 2004-05 to $69.7 billion in Fiscal Year 2005-06, an increase of $5.8 billion (9%). The General Fund portion of State Funds increased by $2.9 billion. Spending in State-supported special revenue funds for the Medicaid program increased by $607 million, reflecting in large part, the costs associated with the State takeover of certain Federally funded programs. State Funds spending increased from $69.7 billion in Fiscal Year 2005-06 to $77.3 billion in Fiscal Year 2006-07, an increase of $7.6 billion (11%). Excluding transfers to other funds, the General Fund portion of State Funds increased by $4.6 billion. Over the last three fiscal years, State Funds spending has grown by an average of 6.5% annually. In recent years, the State has financed between 35% and 38% of its operations outside of the General Fund.

All Funds spending totaled $104.3 billion in Fiscal Year 2005-06, $3.7 billion (3.6%) higher than in Fiscal Year 2004-05. The State Funds component of All Funds spending increased by $5.8 billion, which was partially offset by the Federal component of All Funds spending that declined by $2.1 billion (5.7%) from Fiscal Year 2004-05. Significant areas of Federal funding decline included World Trade Center costs and Medicaid, partially offset by increased Federal grants for school aid. All Funds spending totaled $112.8 billion in Fiscal Year 2006-07, $8.4 billion (8.1%) higher than in Fiscal Year 2005-06. The State funds component of All Funds spending increased by $7.6 billion and was complemented by the Federal component of All Funds spending which increased by $834 million (2.4%) from Fiscal Year 2005-06 levels.

Fiscal 2003-04 Year-End Results

DOB reported a Fiscal Year 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.9 billion. Disbursements, including transfers to other funds, totaled $42.1 billion. The General Fund ended Fiscal Year 2003-04 with a balance of $2.3 billion, which included dedicated balances of $794 million in the State’s “rainy day” fund, $21 million in the Contingency Reserve Fund and $262 million in the Community Projects Fund. The closing fund balance also included $1.2 billion on deposit in the refund reserve account at the end of Fiscal Year 2003-04. Tax receipts increased by $451 million on an annual basis and miscellaneous receipts increased by $3.8 billion, due mainly to the State’s securitization of tobacco settlement proceeds. Federal grants also increased by $645 million, reflecting extraordinary Federal aid. The largest growth in spending was attributable to the annual impact of payment deferrals and spending growth in welfare and Medicaid.

The State ended Fiscal Year 2003-04 with a State Funds cash balance of $2.6 billion. In addition to the $1.1 billion General Fund balance, the special revenue funds had a closing balance of $1.7 billion and the debt service funds had a closing balance of $175 million, partially offset by a negative balance in the capital projects funds of $336 million. State Funds receipts totaled $62.2 billion in Fiscal Year 2003-04, a decrease of $235 million from the prior estimates. The variance was primarily the result of lower-than-expected collections from miscellaneous receipts partially offset by higher-than-expected receipts from taxes. Actual State Funds disbursements totaled $61.3 billion in Fiscal Year 2003-04, a decrease of $791 million from prior estimates. The variance was largely related to lower capital spending when projects were impacted by inclement weather and a delay in the start of the 2003 construction season.

The State ended Fiscal Year 2003-04 with an All Funds cash balance of $2.9 billion. In addition to the $2.6 billion State Funds balance, the Federal Funds had a closing balance of $321 million, which partly reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). All Funds receipts for Fiscal Year 2003-04 totaled $99 billion, a decrease of $75 million from previous estimates. The variance was primarily the result of lower-than-expected collections from miscellaneous receipts partially offset by higher-than-expected receipts from taxes and Federal grants. All Funds disbursements for Fiscal Year 2003-04 totaled $97.3 billion, a decrease of $977 million from previous estimates. The decline in State Funds spending of $791 million, combined with a decline in Federal Funds spending of $186 million, account for the variance.

Fiscal 2004-05 Year-End Results

DOB reported a Fiscal Year 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.9 billion, an increase of $939 million over Fiscal Year 2003-04. Disbursements, including transfers to other funds, totaled $43.6 billion. The General Fund ended Fiscal Year 2004-05 with a balance of $2.5 billion, which included dedicated balances of $872 million in the State’s “rainy day” fund, $21 million in the Contingency Reserve Fund and $325 million in the Community Projects Fund. The closing fund balance also included $1.3 billion on deposit in the refund reserve account at the end of Fiscal Year 2004-05, including $601 million in the new fiscal stability reserve fund. Tax receipts increased by nearly $4 billion on an annual basis. This growth was offset by an annual decline in miscellaneous receipts of nearly $3.5 billion, due mainly to the State’s securitization of tobacco settlement proceeds in the prior fiscal year.

The State ended Fiscal Year 2004-05 with a State Funds cash balance of $3.2 billion. In addition to the $1.2 billion General Fund balance, the State’s special reserve funds had a closing balance of $2 billion and the debt service funds had a closing balance of $184 million. State Funds receipts totaled $64.2 billion in Fiscal Year 2004-05, an increase of $2 billion over Fiscal Year 2003-04. In addition to the General Fund growth described above, tax receipts to other State funds also increased. State Funds disbursements totaled $64 billion in Fiscal Year 2004-05, an increase of $2.6 billion over Fiscal Year 2004-05. Medicaid, school aid, higher education and fringe benefits were the main sources of the spending growth.

The State ended Fiscal Year 2004-05 with an All Funds cash balance of $4.3 billion. Partially offsetting the $3.2 billion State Funds balance described above, the Federal Funds had a negative closing balance of $249 million. All Funds receipts for Fiscal Year 2004-05 totaled $100.7 billion, an increase of $1.6 billion over Fiscal Year 2003-04. Increased personal income tax collections, business tax and real estate transfer tax collections were partially offset by a decline in both miscellaneous receipts and Federal Grants. All Funds disbursements for Fiscal Year 2004-05 totaled $100.7 billion, an increase of $3.3 billion over Fiscal Year 2003-04. The annual change largely reflects growth in Medicaid, school aid, fringe benefits and debt service.

Fiscal 2005-06 Year-End Results

DOB reported a Fiscal Year 2005-06 General Fund surplus of $2 billion. Total receipts, including transfers from other funds, were $47.2 billion, an increase of $3.3 billion over the prior fiscal year. Disbursements, including transfers to other funds, totaled $46.5 billion, an increase of $2.9 billion from Fiscal Year 2004-05. The General Fund ended Fiscal Year 2005-06 with a balance of $3.3 billion, which included dedicated balances of $944 million in the State’s “rainy day” fund, $21 million in the Contingency Reserve Fund and $251 million in the Community Projects Fund. The closing balance also included $2 billion in a spending stabilization reserve. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million, due primarily to the loss of various one-time receipts. The main sources of annual spending increases were Medicaid, school aid and fringe benefits.

The State ended Fiscal Year 2005-06 with a State Funds cash balance of $6.8 billion. In addition to the $3.3 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $221 million. State Funds receipts totaled $71.7 billion for Fiscal Year 2005-06, an increase of $7.4 billion from the prior fiscal year. The annual growth in General Fund receipts combined with growth in other State taxes and miscellaneous receipts accounted for the change. State Funds disbursements totaled $69.7 billion in Fiscal Year 2005-06, an increase of $5.8 billion from Fiscal Year 2004-05.

The State ended Fiscal Year 2005-06 with an All Funds cash balance of $7.1 billion. In addition to the $6.8 billion State Funds balance described above, the Federal Funds had a closing balance of $249 million. All Funds receipts totaled $107 billion, an increase of $6.3 million over Fiscal Year 2004-05. Strong growth in tax collections and moderate growth in miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for Fiscal Year 2005-06 totaled $104.3 billion, an increase of $3.7 billion over the prior fiscal year.

2006-07 Enacted Budget Financial Plan

2006-07 Budget. At the start of the 2006-07 budget cycle, the State estimated a budget imbalance of $751 million in Fiscal Year 2006-07 and gaps in the range of $3 billion to $4 billion in future years. If fully enacted, The Governor’s Executive Budget proposal would have eliminated the Fiscal Year 2006-07 imbalance and left gaps of $1.9 billion in Fiscal Year 2007-08 and $3.9 billion in Fiscal Year 2008-09.

The 2006-07 Budget was finalized on April 26, 2006. The 2006-07 Budget is balanced in Fiscal Year 2006-07, but projects an estimated gap of $1.6 billion in Fiscal Year 2007-08 and $3.0 billion in Fiscal Year 2008-09. Since the time the 2006-07 Budget was enacted, annual spending is now projected to grow by over 9% as a result of increases in school aid, health care, and higher education. All Governmental Funds spending is estimated at $112.5 billion, an increase of 7.8% from 2005-06. State tax receipts are expected to grow 5% over Fiscal Year 2005-06 levels, down from the 10% growth rate of the preceding two consecutive years. State debt outstanding was initially projected to total $50.7 billion, but the estimate is now up to $51.0 billion for 2006-07, with debt service equal to approximately 4.2% of All Funds receipts.

The 2006-07 Budget includes the following material provisions: (i) $1.3 billion increase in school aid; (ii) $1.1 billion All Funds spending increase in Medicaid; (iii) new statewide school construction grant program totaling $2.6 billion and authorization for the City to issue $9.4 billion in bonds for such construction; (iv) elimination of the sales tax on clothing purchases under $110; (v) limitation on duplicative drug coverage for those who qualify for certain Medicaid programs, avoiding approximately $220 million in costs; (vi) new Medicaid Inspector’s General Office to investigate and prevent Medicaid fraud; (vii) $1.8 billion spending stabilization reserve in order to lower the Fiscal Year 2007-08 and Fiscal Year 2008-09 budget gaps; and (viii) $250 million deposit to the State’s Debt Reduction Reserve.

DOB projects the State will end Fiscal Year 2006-07 with a General Fund balance of $2.3 billion. The long-term reserves consist of $944 million in the State’s Rainy Day Reserve and $21 million in the Contingency Reserve for litigation risks. The reserves previously set aside for planned commitments include $276 million in the Community Projects Fund, $1.8 billion in a spending stabilization reserve, to be used to lower the expected Fiscal Year 2007-08 and Fiscal Year 2008-09 budget gaps, and $250 million for debt reduction. If the money for debt reduction is used by the end of the fiscal year to reduce high cost debt and future debt service costs, as is expected, the General Fund closing balance in Fiscal Year 2006-07 will be $3.0 billion.

Receipts Outlook. All Funds receipts for Fiscal Year 2006-07 are projected to total $111.2 billion, an increase of $4.2 billion (3.9%) over Fiscal Year 2005-06 projections. Underlying revenue growth of $3.1 billion (6.1%) in Fiscal Year 2006-07 is offset by the loss of several one-time revenues ($531 million), the phase-out of the personal income tax surcharge and a one-quarter percent increase in sales tax ($1 billion), lower transfers from other funds due to increasing debt servicing costs ($180 million), and higher transfers to finance certain educational programs ($188 million).

Personal Income Tax. Personal income tax General Fund receipts (net of the Refund Reserve transaction) for Fiscal Year 2006-07 are projected to reach $23.1 billion, an increase of 11.8% from Fiscal Year 2005-06. General Fund receipts for Fiscal Year 2007-08 are projected to reach $23.9 billion, an increase of 3.4% from the prior fiscal year. All Funds personal income tax receipts for Fiscal Year 2006-07 are expected to total $34.2 billion, an increase of approximately $3.4 billion (11.1%) over the prior year. All Funds personal income tax projected Fiscal Year 2007-08 receipts of $35.3 billion reflected an increase of $1.1 billion (3.3%) above Fiscal Year 2006-07 estimates, continued economic growth, the full-year effect of the termination of the temporary surcharge and tax reductions authorized in the 2006-07 Budget. The All Funds receipts projections continued this trend, and were projected at $37.9 billion, an increase of $2.5 billion (7.2%) above Fiscal Year 2007-07 estimates.

User Taxes and Fees. All Funds user taxes and fees net receipts for Fiscal Year 2006-07 are projected to reach $13.7 billion, a decrease of 1.7% from Fiscal Year 2005-06. All Funds user taxes and fees receipts for Fiscal Year 2007-08 are projected to be $14.2 billion, an increase of $519 million (3.8%) from the prior fiscal year. In Fiscal Year 2008-09, All Funds user taxes and fees receipts are projected to total $14.6 billion, an increase of $441 million (3.1%) over Fiscal Year 2007-08. General Fund user taxes and fees receipts for Fiscal Year 2006-07 are projected to reach $8.3 billion, a decrease of 3.7% from the prior fiscal year, and the sales and use tax is projected at $7.7 billion, a decrease of $292 million (3.7%). General Fund user taxes and fees receipts for Fiscal Year 2007-08 are projected at $8.7 billion, an increase of $343 million (4.1%) from Fiscal Year 2006-07. Sales tax receipts are estimated to increase $327 million (4.3%), while General Fund other user taxes and fees are projected to remain the same as Fiscal Year 2006-07.

Business Taxes. All Funds business tax receipts in Fiscal Year 2006-07 are expected to be $7.3 billion, or $221 million (3.1%) above Fiscal Year 2005-06. This is due primarily to strong growth in corporate franchise tax, insurance tax and petroleum business taxes, counteracted by declines in corporate utility taxes and the bank tax. All Funds receipts for Fiscal Year 2007-08 are projected to increase by $132.5 million (1.8%) over the prior year. In Fiscal Year 2008-09, All Funds business tax receipts are projected to increase $144.4 million (1.9%) over the prior year. General Fund business taxes are projected to be $5.3 billion, or 4.3% over Fiscal Year 2005-06. General Fund business tax receipts for Fiscal Year 2007-08 are expected to increase by 1.5% over Fiscal Year 2006-07.

Other Taxes. All Funds other taxes in Fiscal Year 2006-07 are expected to be $1.7 billion, which is $124 million (6.8%) below Fiscal Year 2005-06 estimates. The decrease is a result of an anticipated “cooling” of the downstate real estate market, but is partially offset by an expected $19 million increase in estate tax receipts. The All Funds receipts projection for other taxes is $1.8 billion in Fiscal Year 2007-08, up $71 million (4.2%) from Fiscal Year 2006-07 receipts. In Fiscal Year 2008-09, other taxes are estimated at $1.8 billion, an increase of $63 million (3.6%) from Fiscal Year 2007-08 receipts. The estimate for General Fund other taxes is $896 million, which is $15 million (1.6%) above the prior fiscal year. Growth of $19 million in estate tax receipts is partially counteracted by the loss of receipts from the repealed gift tax and real property gains tax.

Miscellaneous Receipts. General Fund miscellaneous receipts for Fiscal Year 2006-07 are projected to total over $2.8 billion, an increase of $817 million from Fiscal Year 2005-06. Miscellaneous receipts in All Funds are projected to increase by $412 million from the current year.

Federal Grants. General Fund Federal grants for Fiscal Year 2006-07 are projected to total $9 million, an increase of $9 million from Fiscal Year 2005-06.

Disbursements Outlook. General Fund spending is projected to total $50.8 billion in Fiscal Year 2006-07, an increase of $4.3 billion (9.4%) over Fiscal Year 2005-06 results. State Funds spending is projected to increase by $7.4 billion (10.6%) and total $77.1 billion in Fiscal Year 2006-07. All Funds spending, the broadest measure of State spending, is projected to total $112.5 billion in Fiscal Year 2006-07, an increase of $8.1 billion (7.8%).

Medicaid growth of $2.7 billion in Fiscal Year 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients. In addition, the growth related to the State takeover of local healthcare provider costs are estimated to rise by $235 million, and the loss of certain proceeds after this fiscal year, are no longer available in Fiscal Year 2006-07. School aid spending is projected to grow by $461 million in Fiscal Year 2006-07, assuming growth in expense-based programs and other selected aid categories. State operations spending is projected to increase by $592 million in Fiscal Year 2006-07 with general State charges expected to increase by an additional $375 million, primarily due to higher pension and health insurance costs for State employees.

2006-07 Financial Plan Update. DOB reported a General Fund surplus of $1.5 billion for Fiscal Year 2006-07. Results for Fiscal Year 2006-07 were $1.5 billion higher than the 2006-07 Budget as a result of revenue revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion, and disbursements, including transfers to other funds, totaled $51.6 billion. The General Fund ended Fiscal Year 2006-07 with a balance of $3 billion. General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in Fiscal Year 2006-07, an increase of $4.2 billion from Fiscal Year 2005-06. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $390 million. General Fund spending, including transfers to other funds, totaled $51.6 billion in Fiscal Year 2006-07, an increase of $5.1 billion from Fiscal Year 2005-06. The main sources of annual growth were school aid, Medicaid, and higher education programs.

The State ended Fiscal Year 2006-07 with a State Funds cash balance of $6.7 billion. In addition to the $3 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million, partially offset by a negative balance in the capital projects funds of $228 million. State Funds receipts totaled $76.8 billion in Fiscal Year 2006-07, an increase of $5.0 billion from Fiscal Year 2005-06. Actual State Funds disbursements totaled $77.3 billion in Fiscal Year 2006-07, an increase of $7.6 billion from Fiscal Year 2005-06.

The State ended Fiscal Year 2006-07 with an All Funds cash balance of $6.8 billion. In addition to the $6.7 billion State Funds balance, the Federal Funds had a closing balance of $85 million, including $288 million in Federal special revenue funds, partially offset by a negative balance in the Federal capital projects funds of $203 million. All Funds receipts for Fiscal Year 2006-07 totaled $112.4 billion, an increase of $5.4 billion over Fiscal Year 2005-06. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over Fiscal Year 2005-06.

2007-08 Executive Budget Financial Plan

General. The Governor’s 2007-08 budget (the “2007-08 Executive Budget”) proposed to eliminate the $1.6 billion imbalance in Fiscal Year 2006-07, fund several new initiatives (primarily through reductions in planned spending growth in health care and other programs), address the structural imbalance and finance new initiatives by: (a) restraining spending in the fastest-growing programs, particularly Medicaid; (b) closing tax law loopholes to enhance revenue collections, and (c) using a portion of prior-year budget surpluses. It was estimated that the 2007-08 Executive Budget would leave approximately $1.2 billion in surplus to help reduce potential outyear gaps.

The 2007-08 Executive Budget recommended a $7 billion increase in school aid over the next four school years and an expanded $6 billion property tax relief plan with $2.5 billion in additional relief for middle class taxpayers over the next three years. The 2007-08 Executive Budget also included a plan to ensure that all children have access to health insurance. In addition, the 2007-08 Executive Budget recommended a deposit of $250 million into a reserve to lower State debt and another $125 million into a new Rainy Day Reserve Fund established in January 2007 to respond to an economic downturn or catastrophic event.

The 2007-08 Executive Budget recommendations resulted in annual spending growth of 4.2% in the General Fund, 7.8% in State Funds and 6.3% in All Funds. DOB projected that the State would end Fiscal Year 2007-08 with a General Fund balance of $3 billion if the 2007-08 Executive Budget was enacted in its entirety. The balance consisted of $1.2 billion in undesignated reserves and $1.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance was $596 million below the level estimated for the prior fiscal year, which primarily reflected the use of the remaining Fiscal Year 2005-06 surplus to support Fiscal Year 2007-08 operations.

2007-08 Enacted Budget Financial Plan

2007-08 Budget. The Governor submitted the 2007-08 Executive Budget to the Legislature on January 31, 2007, which was enacted on April 1, 2007. Annual spending in the General Fund is projected to grow by $2.1 billion (4.1%) from Fiscal Year 2006-07 levels. All Governmental Funds spending is estimated at $120.7 billion in Fiscal Year 2007-08, an increase of $7.9 billion (7%) from Fiscal Year 2006-07. In order to help balance future budgets, the 2007-08 Budget establishes $1.2 billion in flexible reserves. The General Fund is projected to have a closing balance of $3.0 billion in Fiscal Year 2007-08, comparable to the level at the end of Fiscal Year 2006-07. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves for designated purposes.

At the start of Fiscal Year 2007-08, the State estimated a General Fund budget imbalance of $1.6 billion in Fiscal Year 2007-08. The 2007-08 Budget projects potential budget gaps in future years of $3.1 billion, $4.8 billion and $6.6 billion in Fiscal Years 2008-09, 2009-10 and 2010-11, respectively.

The 2007-08 Budget includes the following material provisions: (i) a new Foundation Aid formula that bases the amount of School Aid on a district’s educational needs and its ability to provide local support for education; (ii) expansion of the STAR program, providing a new benefit targeted to middle class taxpayers; (iii) expanded access to healthcare for the 400,000 children without healthcare coverage in the state; (iv) investment in providing initial funding for stem cell research; and (v) a $250 million deposit to the State’s Debt Reduction Reserve and $175 million to the new Rainy Day Reserve.

General Fund spending, including transfers to other funds, is projected to total $53.7 billion in Fiscal Year 2007-2008, an increase of $2.1 billion over the Fiscal Year 2006-2007 forecast (4.1%). State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $6.5 billion (8.4%) and total $83.8 billion in Fiscal Year 2007-2008. All Funds spending is projected to total $120.7 billion in Fiscal Year 2007-2008, an increase of $7.9 billion (7.0%) over Fiscal Year 2006-07.

Receipts Outlook. All Funds receipts for Fiscal Year 2007-08 are projected to reach $119.5 billion, an increase of $7.1 billion (6.3%) over Fiscal Year 2006-07. All funds tax receipts are projected to grow by more than $3.2 billion. All Funds Federal grants are expected to increase by more than $1.5 billion (4.4%). All Funds miscellaneous receipts are projected to increase by approximately $2.3 billion (12.9%). After controlling for the impact of all policy changes, base tax revenue growth is estimated to be 7.8% for Fiscal Year 2007-2008. Total State Funds receipts are project at $82.3 billion, an increase of $5.5 billion (7.2%) from Fiscal Year 2006-2007 receipts. Total General Funds receipts are projected at $53.7 billion, an increase of $2.3 billion (4.5%) from Fiscal Year 2006-2007. General Fund tax receipt growth is projected to be 1.5% over Fiscal Year 2006-2007 and General Fund miscellaneous receipts are projected to increase by $217 million.

Personal Income Tax. All Funds income tax receipts for Fiscal Year 2007-08 are projected to increase $2.2 billion over the prior fiscal year to total $36.8 billion. Gross receipts are projected to increase 7.5% and reflect projected growth for tax year 2007 liabilities in withholding of 6.7% ($1.8 billion) and in estimated taxes of 9.9% ($750 million). Payments from extensions and final returns for tax year 2006 are projected to increase in total by 8.4% ($242 million and $169 million, respectively). Receipts from delinquencies are projected to increase by 9.3% ($77 million) over the prior year. Net receipts, which include refunds on tax year 2006 payments and liabilities, are projected to grow 6.5%. Refunds, which are projected to increase by 13.7% ($753 million), reflect the impact of the Empire State Child Credit (a refundable credit for resident taxpayers with children ages 4 to 16) that was enacted in 2006 and is applicable to tax years beginning in 2006 and thereafter. General Fund income tax receipts for Fiscal Year 2007-08 are estimated to remain almost flat at $22.9 billion.

All Funds personal income tax receipts for Fiscal Year 2007-08 are projected to grow by $546 million (1.5%) from the 2007-08 Executive Budget. The increase is primarily due to stronger growth in withholding ($225 million), estimated payments ($200 million), and final return payments ($70 million). The 2007-08 Budget also projects refunds to be $51 million below the 2007-08 Executive Budget forecast. General Fund receipts are projected to be $627 million above the 2007-08 Executive Budget.

User Taxes and Fees. All Funds user taxes and fees receipts for Fiscal Year 2007-08 are projected to be $14.2 billion, an increase of $730 million (5.4%) from 2006-07. General Fund user taxes and fees receipts are projected to total $8.6 billion in Fiscal Year 2007-08, an increase of $381 million (4.7%) from Fiscal Year 2006-07. This increase largely reflects the projected growth in the sales tax base (4.1%), the collection of taxes on sales to non-Native Americans on New York reservations and a reclassification of motor vehicle fees.

Business Taxes. All Funds business tax receipts for Fiscal Year 2007-08 of more than $8.9 billion are estimated to increase by nearly $313 million (3.6%) over the prior year. The estimates reflect a net increase in receipts of $362 million from enacted provisions that will close corporate tax loopholes that have allowed bank and corporate franchise taxpayers to use complex tax shelter techniques to avoid tax ($516 million) and certain business tax cuts.

The 2007-08 Budget also will reduce taxes by $154 million in 2007-08, as a result of reductions in the net income tax rate imposed on corporations, banks, and insurance companies from 7.5% to 7.1% and the alternative minimum tax imposed under the corporate franchise tax from 2.5% to 1.5% (effective January 1, 2007). In addition, effective January 31, 2007, the entire net income tax rate imposed on certain manufacturers and qualified emerging technology companies was reduced from 7.5% to 6.5%. General Fund business tax receipts for Fiscal Year 2007-08 of $6.7 billion are estimated to increase $211 million (3.3%) over the prior year.

Other Taxes. All Funds other tax receipts in Fiscal Year 2007-08 are projected to be roughly $2 billion, down $62 million (3.0%) from Fiscal Year 2006-07. General Fund receipts for Fiscal Year 2007-08 are projected to total more than $1.1 billion, or a $60 million increase, with estate tax collections expected to grow modestly.

Miscellaneous Receipts. General Fund miscellaneous receipts collections in Fiscal Year 2007-08 are projected to reach approximately $2.5 billion, up $218 million from Fiscal Year 2006-07.

Disbursements Outlook. In Fiscal Year 2007-08, General Fund spending, including transfers to other funds, is projected to total $53.7 billion. State Funds spending, which includes both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $83.8 billion in Fiscal Year 2007-08. All Funds spending is projected to total $120.7 billion in 2007-08.

In Fiscal Year 2007-08, All Funds spending for local assistance is expected to total $85.7 billion. All Funds local assistance spending is projected to total $85.7 billion, an increase of $4.9 billion (6.1%) over Fiscal Year 2006-07. The growth is primarily driven by projected increases in School Aid ($1.7 billion), STAR spending ($736 million), Public Health ($393 million), Mental Hygiene ($326 million), and Homeland Security ($325 million).

All Funds State Operations spending, is projected at $18.7 billion in Fiscal Year 2007-08. All Funds spending on General State Charges is expected to total $5.4 billion in Fiscal Year 2007-08, and comprises health insurance spending for employees ($1.6 billion) and retirees ($1.0 billion), pensions ($1.2 billion) and social security ($873 million). All Funds debt service is projected at $4.1 billion in Fiscal Year 2007-08, of which $1.58 billion is paid from the General Fund through transfers and $2.6 billion from other State funds. All Funds capital spending of $5.6 billion in Fiscal Year 2006-07 is projected to increase to $7.3 billion in Fiscal Year 2007-08. All Funds transfers from other funds are expected to total $21.3 billion and comprise of $11.9 billion in the General Fund, $3.7 billion in the Special Revenue Funds, $5.5 billion in the Debt Service Funds and $293 million in the Capital Projects Funds. All Funds transfers to other funds are also expected to total $21.3 billion and comprise $2.4 billion in the General Fund, $3.6 billion in the Special Revenue Funds, $14.4 billion in the Debt Service Funds and $947 million in the Capital Projects Funds.

The State created a new Rainy Day Reserve in January 2007 that has an authorized balance of 3% of General Fund spending. The 2007-08 Budget authorizes the first deposit of $175 million. When combined with the existing Tax Stabilization Reserve, the State’s Rainy Day Reserve authorization totals 5% of General Fund spending.

General Fund Outyear Projections

Total All Funds receipts in Fiscal Year 2008-09 are projected to reach $125.1 billion, an increase of $5.6 billion (4.7%) from Fiscal Year 2007-08 estimates. All Funds receipts in Fiscal Year 2009-10 are expected to increase to nearly $130 billion (3.8%) over the prior year. In Fiscal Year 2010-11, receipts are expected to increase by more than $5.4 billion over Fiscal Year 2009-10. All Funds tax receipts are expected to increase by 5.3% in Fiscal Year 2008-09, 5.5% in Fiscal Year 2009-10 and 4.6% in Fiscal Year 2010-11. This growth pattern is consistent with an economic forecast of continued but modest economic growth. Total State Funds receipts are projected to be nearly $85.8 billion in Fiscal Year 2008-09, nearly $89.4 billion in Fiscal Year 2009-10 and almost $93.0 billion in Fiscal Year 2010-11. Total General Fund receipts are projected to be $55.2 billion in Fiscal Year 2008-09, nearly $58.3 billion in Fiscal Year 2009-10 and roughly $60.9 billion in Fiscal Year 2010-11. Overall, receipts growth through Fiscal Year 2010-11 is expected to remain strong consistent with projected continued growth in the U.S. and New York economies.

All Funds income tax receipts are estimated to increase by $115 million annually beginning in Fiscal Year 2008-09. The estimated personal income tax receipts for Fiscal Year 2008-09 of $39.3 billion reflect an increase of $2.5 billion (6.7%) above the estimate for Fiscal Year 2007-08. All Funds receipts for Fiscal Year 2009-10 are estimated at $41.9 billion, an increase of $2.6 billion (6.5%) above Fiscal Year 2008-09. General Fund income tax receipts are projected to increase by $1.2 billion, to just over $24.1 billion in Fiscal Year 2008-09. General Fund personal income tax receipts for Fiscal Year 2009-10 are projected to increase over Fiscal Year 2008-09 by $1.4 billion to $25.5 billion.

General Fund receipts from user taxes and fees are estimated to total $8.9 billion in Fiscal Year 2008-09, an increase of $335 million from Fiscal Year 2007-08. Receipts are projected to grow by an additional $300 million annually in Fiscal Year 2009-10 and Fiscal Year 2010-11 to $9.2 billion and $9.5 billion, respectively. The increase is due almost exclusively to the projected growth in the sales tax base.

All Funds business tax receipts for Fiscal Year 2008-09 are projected to increase $166 million (1.9%), to nearly $9.1 billion. For Fiscal Year 2009-10, All Funds business tax receipts are projected to increase by 3.9%, to more than $9.4 billion. General Fund receipts from other taxes are expected to grow modestly in the outyears, primarily reflecting modest growth in estate tax collections. All Funds other tax receipts are projected to increase moderately in future years, primarily due to positive change in the estate tax as well real estate transfer tax collections. General Fund miscellaneous receipts in Fiscal Year 2008-09 are projected to be $2.1 billion, down $419 million from Fiscal Year 2007-08. General Fund miscellaneous receipts are projected to be up $402 million from Fiscal Year 2008-09 and are expected to remain relatively constant in Fiscal Year 2010-11.

The 2007-08 Budget projected outyear gaps of $3.1 billion in Fiscal Year 2008-09, $4.8 billion in Fiscal Year 2009-10, and $6.6 billion in Fiscal Year 2010-11. DOB forecasts General Fund spending of $58.8 billion in Fiscal Year 2008-09, an increase of $5.1 billion (9.4%) over projected Fiscal Year 2007-08 levels. Growth in Fiscal Year 2009-10 is projected at $4.7 billion (8.1%) and in Fiscal Year 2010-11 at $4.6 billion (7.2%).

State Indebtedness

General. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.

Debt Reform Act of 2000. The Debt Reform Act of 2000 (the “Act”) is intended to improve the State’s borrowing practices, and it applies to all new State-supported debt issued on and after April 1, 2000. It also imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital projects and established a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75% of personal income in Fiscal Year 2000-01, and will gradually increase until it is fully phased-in at 4.0% in Fiscal Year 2010-11. Similarly, the cap on covered debt service costs began at 0.75% of total State funds receipts in Fiscal Year 2000-01, and will gradually increase to 5.0% in Fiscal Year 2013-14.

As of the most recent calculations, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.73% of personal income and debt service on such debt at 1.07% of total State receipts, compared to the caps of 2.32% each. DOB expects that debt outstanding and debt service costs for Fiscal Year 2006-07 and the entire five-year forecast period through 2010-11 will also be within the statutory caps.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2007, State-supported debt in the amount of $42.7 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8.5 billion each. As of March 31, 2007, both amounts are less than the statutorily cap of 20%, and are projected to be below the caps for the entire forecast period through Fiscal Year 2011-12.

As of March 31, 2007, the State had approximately $2.0 billion of outstanding variable rate instruments, or 4.6% of total debt outstanding, that are subject to the net variable rate exposure cap. That amount includes $1.7 billion of unhedged variable rate obligations and $224 million of synthetic variable rate obligations. In addition to these variable rate obligations, as of March 31, 2007, about $2.4 billion in State-supported convertible rate bonds are currently outstanding.

State-Supported Debt. The State’s debt affordability measures compare favorably to the forecasts contained in the State’s Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated. During the prior ten years, State-supported long-term debt service increased on an average annual basis by 3% to $3.7 billion in Fiscal Year 2005-06, growing at a slower rate than total receipts (6.1% increase on an annual basis).

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. The amount of general obligation bonds issued in Fiscal Year 2005-06 (excluding refunding bonds) was $159 million, and as of March 31, 2006, the total amount of general obligation debt outstanding was $3.5 billion. The amount of general obligation bonds issued in Fiscal Year 2006-07 (excluding refunding bonds) was $180 million, and as of March 31, 2007, the total amount of general obligation debt outstanding was $3.3 billion. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The 2006-07 Budget projected that approximately $236 million in general obligation bonds will be issued in Fiscal Year 2006-07.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State’s bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2007, approximately $8.4 billion of State Personal Income Tax Revenue Bonds were outstanding. It is currently estimated that $4.9 billion of State Personal Income Tax Revenue Bonds, $102 million of SUNY Dormitory Facilities Revenue Bonds, $373 million of Mental Health Facilities Improvement Revenue Bonds will be issued in Fiscal Year 2007-08. The 2007-08 Budget also reflects the planned issuance of $703 million of Dedicated Highway and Bridge Trust Fund Bonds.

Debt Servicing. The Debt Reduction Reserve Fund (the “DRRF”) was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of the DRRF as a pay-as-you-go financing source, reduce debt service costs or defease outstanding debt. Since Fiscal Year 1998-99, over $1.1 billion has been deposited in the DRRF. In Fiscal Year 2006-07, the State plans to make additional deposits of $250 million to the DRRF to reduce the State’s debt burden.

2006-07 State Supported Borrowing Plan. On January 17, 2006, the proposed Fiscal Year 2006-07 through 2010-11 Capital Program and Financing Plan was released . The final Plan was released on May 26, 2006, reflecting final action on the 2006-07 Budget, and projected new issuance of $236 million in general obligation bonds in Fiscal Year 2006-07. In Fiscal Year 2007-08, the State’s borrowing plan projects new issuance of $358 million in general obligation bonds.

Litigation

General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the current fiscal year or thereafter.

Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

State Finance Policies. In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of State law which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield, from a not-for-profit corporation to a for-profit corporation. The State and private defendants have separately moved to dismiss the complaint. By decision dated November 26, 2002, the trial court granted the defendants’ motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs’ motion for a preliminary injunction. The plaintiffs and defendants have appealed from that decision. Plaintiffs served an amended complaint on April 1, 2003, which the defendants moved to have dismissed. In May 2004, the Appellate Division denied the defendants’ motion, and the defendants have appealed to the Court of Appeals. The plaintiffs also have leave to appeal the dismissal of their original complaint. By decision dated June 20, 2005, the Court of Appeals dismissed all of plaintiffs’ claims. As a result, the State Comptroller has transferred the escrowed Empire conversion proceeds ($754 million) received to date to the Health Care Reform Act (“HCRA”) Resource Fund. HCRA expects another $1.1 billion in conversion proceeds during the current fiscal year.

Real Property Claims. In March 1985, in Oneida Indian Nation of New York, et al. v. County of Oneida, the Supreme Court affirmed a judgment holding that the Oneida Indians had a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. The Supreme Court also held that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the U.S. intervened in the case, and in December 1998 both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area. On September 25, 2000, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment. On March 29, 2002, the court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages. The court also denied the State’s motion to dismiss for failure to join indispensable parties.

On December 7, 2004, the State and certain Indian tribes entered into settlement agreements requiring the enactment of State and Federal legislation by September 1, 2005, or as otherwise extended by the parties. No such legislation was enacted and no extension of time was agreed upon. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the issue of laches.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al. and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York, Seneca Nation of Indians, et al v. State of New York, et al., in the United States District Court for the Western District of New York and Onondaga Nation v. State of New York, et al.

In the Cayuga Indian Nation of New York case, plaintiffs see monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals. On October 1, 2004, the State filed an action in Federal district court seeking contribution from the Federal government towards the $248 million in judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs’ possessory land claim was barred, reversed the judgment of the District Court and entered judgment for the State. On September 8, 2005 the Second Circuit denied plaintiff’s motion for reconsideration and en banc review. On February 3, 2006, the United States and the tribal plaintiffs filed petitions for a writ of certiorari. On May 15, 2006, the Supreme Court denied plaintiffs’ petitions for certiorari. This case is now concluded.

Settlements were signed by the Governor with the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004, and with the Cayuga Tribe of New York on November 17, 2004, which in part require enactment of certain State and Federal legislation by September 1, 2005, unless the parties agree to an extension of time. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest. On July 28, 2003, the court granted, in most respects, the plaintiffs’ motion to strike defenses and dismiss counterclaims. On October 20, 2003, the court denied the State’s motion for a reconsideration of the July 28th decision regarding the State’s counterclaims for contribution. On November 29, 2004, the plaintiff tribes, with one exception, approved a settlement with the State. On February 10, 2006, the district court stayed all proceedings and legislation until 45 days after the U.S. Supreme Court issued a final decision in the Cayuga Indian Nation of the New York Case. On November 6, 2006, the defendants moved for judgment on the pleadings.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their ownership claim of certain islands in the Niagara River and the New York State Thruway right of way where it crosses the Cattaraugus reservation in Erie and Chatauqua counties. On November 17, 1999, the court granted the State’s motion to dismiss the portion of the action relating to the right of way and denied the State’s motion to dismiss the Federal government’s damage claims. On June 21, 2002, the court granted summary judgment on the remaining portion of the action related to the Niagara River, and judgment was entered dismissing all aspects of the action. Plaintiffs appealed the judgment, which was affirmed by the Second Circuit Court on September 9, 2004. Plaintiffs have petitioned for a rehearing en banc. Each of the plaintiffs’ petitions for rehearing en banc were denied by the Second Circuit. On January 16, 2006, plaintiffs filed a writ for certiorari before the U.S. Supreme Court. On June 5, 2006, the Supreme Court denied plaintiffs’ petition for certiorari. This case is now concluded.

In Onondaga Nation v. State of New York, et al., plaintiff seeks a judgment declaring that certain lands within the State are the property of the Onodaga Nation and the Haudenosaunee, and that conveyances of that land pursuant to treaties during the period from 1788-1822 are null and void. The District Court has granted defendants permission to move to dismiss the complaints or for summary judgment on the issue of laches. On August 15, 2006, the defendants moved for an order dismissing this action, based on the issue of laches.

School Aid. In Campaign for Fiscal Equity, Inc. et al. v. State, et al., plaintiffs challenge the State’s method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State’s public school financing system violates the State Constitution and the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards. This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State Constitutions and the federal Civil Rights Act. It reversed dismissal of the claims under the State Constitution and implementing regulations of The Civil Rights Act, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State’s education funding mechanism does not provide New York City students with a “sound basic education” as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to the Civil Rights Act. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court’s decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

On June 26, 2003, the Court of Appeals reversed that portion of the June 25th decision of the appeals court relating to the constitutionality claim. The Court held that the weight of credible evidence supported the trial court’s conclusion that City schoolchildren were not receiving the Constitutionally mandated opportunity for a sound basic education, and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide such sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision. On August 3, 2004, the trial court referred the case to a recommendation panel for guidance on the best manner to implement the Court of Appeals mandate. On November 30, 2004, the panel issued a report recommending the Stated be directed to pay a total of $14.08 billion to City schools over the next four years in additional operations funding and $9.2 billion over the next five years for capital improvements. On March 15, 2005, the State Supreme Court issued an order confirming the panel’s report and recommendations and directed the State to take all steps necessary to provide additional funding for City schools as proposed by the panel, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding, totaling $9.179 billion over the next five years. The State appealed this order, which was then stayed pending a decision from the appeals court. On May 3, 2005, the appellate court denied the plaintiff’s motion to lift the automatic stay. On March 23, 2006, the appellate court departed from the March 15, 2005 order of the Supreme Court and directed the Governor and the Legislature to consider a range between $4.7 billion and $5.63 billion in funding, over a period of four years, appropriated in order to remedy the deficiencies caused by the unconstitutional nature of the June 26, 2003 decision, and implement a plan for capital improvement that expends $9.179 billion over the next five years. On April 17, 2006, the plaintiffs appealed the March 23, 2006 decision. The State defendants cross appealed on April 21, 2006. On November 20, 2006, the Court of Appeals affirmed as modified the March 23, 2006 decision and held that the constitutionally required funding for the New York City School District included additional operating funds in the amount of $1.93 billion. The Court of Appeals further vacated that portion of the March 23, 2006 order requiring a capital improvement program as unnecessary, citing the capital funding program approved by the Legislature in 2006. This case is now concluded.

Medicaid. Numerous cases challenge provisions of State law which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), andMatter of Nazareth Home of the Franciscan Sisters, et al. v. Novello . Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the U.S. District Court dismissed plaintiff’s complaint on May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. Several related cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal court.

In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the trial court dismissed the plaintiffs’ petition on December 22, 2004. On September 30, 2005, the trial court’s decision was upheld, and on December 22, 2005, petitioners’ motion for leave to appeal to the Court of Appeals was granted. On October 24, 2006, the Court of Appeals affirmed the order of the Appellate Division dismissing the petition.

Tobacco Master Settlement Agreement. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the MSA that New York and many other states entered into with major tobacco manufacturers. The action alleged violations of the Commerce Clause, anti-trust violations and equal protection violations relating to the selective enforcement of State law on Native American reservations. The trial court granted the State’s motion to dismiss for failure to state a cause of action. Plaintiffs appealed, and on January 6, 2004 the appellate court affirmed the dismissal of the Commerce Clause claim, reversed the dismissal of the anti-trust claim, and remanded the selective enforcement claim to the trial court for further proceedings. Plaintiffs filed an amended complaint challenging the validity of the MSA itself and seeking preliminary injunctive relief. On September 14, 2004, the district court denied the plaintiffs’ motion, except the portion that prevented the tobacco manufacturers from obtaining certain funds from escrow. Plaintiffs have appealed the court’s order. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the district court.

APPENDIX B

Rating Categories

Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) and Thomson Bank Watch, Inc. (“Bank Watch”):

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is designated with a plus sign (+).

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime Rating System

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

“+” or “-” Notes to long-term and short -term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, or to categories below ‘CCC’ or to short-term ratings other than ‘F-1.’

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch’s current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank’s shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch’s assessment of a bank’s economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Bank Watch

Commercial Paper Ratings and Short-Term Ratings

TBW-1

Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

In addition to ratings of short-term obligations, Bank Watch assigns a rating to each issuer it rates, in gradations of A through F. Bank Watch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution. Bank Watch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)(1)

Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, SEC File No. 333-34844 (the “Registration Statement”), filed on July 7, 2000, as further amended by a Certificate of Amendment to the Amended and Restated Declaration of Trust dated December 17, 2002 and incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement, SEC File No. 333-34844, filed on December 23, 2004 (the “Registration Statement”)

(b)	By-Laws dated June 5, 2000, as amended and restated January 2006, are incorporated herein by reference to Exhibit 77Q1 of Registrant’s Form N-SAR filed on April 26, 2006.
(c)

Instruments defining the rights of holders of Registrant’s securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant’s Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant’s By-Laws.

(d)(1)	Investment Advisory Agreement, as revised.*
(d)(2)	Sub-Investment Advisory Agreement.*
(e)	Distribution Agreement, as revised.*
(f)	Not applicable.
(g)

Form of Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company and Mellon Bank, N.A. is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 3 to the Registration Statement, filed on December 20, 2001.

(h)(1)

Transfer Agent Agreement dated as of June 14, 2000, is incorporated herein by reference to Exhibit 13(a) of the Registrant’s Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

(h)(2)

Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to Exhibit 13(b) of Registrant’s Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

(h)(3)

Amended and Restated Administration Agreement dated June 14, 2000, amended effective as of December 16, 2002, as revised June 5, 2007, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 17 to Registration Statement, SEC File No. 333-34844, filed on July 26, 2007.

(h)(4)

Amended and Restated Fee Waiver Agreement dated May 22, 2002 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 5 to the Registration Statement, filed on May 21, 2002.

(h)(5)	Shareholder Services Plan, as revised.*
(i)

Opinion and consent of Registrant’s counsel is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 18 to the Registration Statement, filed on December 21, 2007 (“Post-Effective Amendment No. 18”).

(j)	Consent of Independent Registered Public Accounting Firm.*
(k)	Not applicable.
(l)	Not applicable.
(m)	Distribution Plan, as revised.*
(n)	Amended and Restated Rule 18f-3 Plan, as revised.*
(o)	Not applicable.
(p)

Code of Ethics adopted by Registrant and Registrant’s investment adviser and distributor is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 11 to the Registration Statement, filed on October 27, 2005.

Other Exhibits
(1)	Certificate of Assistant Secretary is incorporated herein by reference to Other Exhibit 1 of Post-Effective Amendment No. 11 to the Registration Statement, filed on October 27, 2005.
(2)

Power of Attorney of Christopher E. Sheldon and James Windels is incorporated by reference to Other Exhibits 2 of Post-Effective Amendment No 14 to the Registration Statement, SEC File No. 333-34844, filed on December 22, 2006.

______________

* To be filed by Amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant:

Not Applicable.

Item 25. Indemnification:

(a) The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant’s By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person’s failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

(c) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant’s By-Laws, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested person” is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant’s By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant’s Amended and Restated Agreement and Declaration of Registrant and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys’ fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 26(a). Business and Other Connections of Investment Adviser:

Mellon Fund Adivers, a division of The Dreyfus Corporation ("Dreyfus"), and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                          Position Held               Dates
------------                       ----------------                          -------------               -----

Jonathan Baum                      MBSC Securities Corporation++             Director                    6/07 - Present
Director and Vice Chair -                                                    Executive Vice President    6/07 - Present
Distribution

                                   Dreyfus Service Corporation++             Director                    8/06 - 6/07
                                                                             Executive Vice President    3/06 - 6/07

                                   Scudder Investments                       Chief Operating Officer     7/02 - 1/05
                                   345 Park Avenue
                                   New York, New York 10154

                                   Scudder Distributors, Inc.                President                   7/02 - 1/05
                                   345 Park Avenue                           Chief Executive Officer     7/02 - 1/05
                                   New York, New York 10154

J. Charles Cardona                 Dreyfus Investment Advisors,              Chairman of the Board       2/02 - Present
Director and Vice Chair            Inc.++

                                   Boston Safe Advisors, Inc.++              Director                    10/01 - Present

                                   MBSC Securities Corporation++             Executive Vice President    2/97 - Present
                                                                             Director                    8/00 - Present

Diane P. Durnin                    Seven Six Seven Agency, Inc. ++           Director                    4/02 - Present
Vice Chair and Director            MBSC Securities Corporation**             Executive Vice Presidnet    2/97 - Present
                                                                             Director                    8/00 - Present

Thomas F. Eggers                   MBSC Securities Corporation++             Chairman                    4/05 - Present
Director, President and                                                      Chief Executive Officer     4/05 - Present
Chief Operating Officer
                                   Dreyfus Service Organization++            Director                    4/05 - Present

                                   Founders Asset Management LLC****         Member, Board of            4/05 - Present
                                                                             Managers

                                   Lighthouse Growth Advisers LLC++          Member, Board of            4/05 - Present
                                                                             Managers

                                   Scudder Investments                       President                   5/02 - 3/05
                                   345 Park Avenue                           Chief Executive Officer     5/02 - 3/05
                                   New York, NY 10154

                                   Scudder Distributor                       Chairman                    5/02 - 3/05
                                   345 Park Avenue
                                   New York, NY 10154

Jonathan Little                    Mellon Global Investments                 Chief Executive Officer     5/02 - Present
Chair of the Board                                                                                       5/02 - Present

                                   Mellon Fund Managers Limited              Director                    5/03 - Present

                                   Mellon Global Investments (Holdings) Ltd. Director                    9/03 - Present

                                   Mellon Global Investing Corp.             Director                    5/02 - Present

                                   Mellon International Investment Corp.     Director                    4/02 - Present

                                   Mellon Overseas Investment Corp.          Director                    12/02 - Present

                                   Hamon Investment Group PTE Ltd.           Director                    3/02 - Present

                                   Mellon Chile Holdings, S.A.               Director                    7/03 - Present

                                   Mellon Global Funds, plc                  Director                    12/00 - Present

                                   Mellon Global Management Ltd.             Director                    11/00 - Present

                                   Mellon Global Investments Japan Ltd.      Director                    6/02 - Present

                                   Universal Liquidity Funds, plc            Director                    11/00 - Present

                                   Pareto Investment Management Ltd.         Director                    11/04 - Present

                                   Mellon Global Investments (Asia) Ltd.     Director                    5/01 - Present

                                   Mellon Global Investments Australia Ltd.  Director                    10/02 - Present

                                   Mellon Australia Ltd.                     Director                    7/02 - Present

                                   Mellon Alternative Strategies Ltd.        Director                    10/04 - Present

                                   NSP Financial Services Group Pty Ltd.     Director                    12/01 - Present

                                   Kiahan Ltd.                               Director                    12/01 - Present

Phillip N. Maisano                 Mellon Financial Corporation+             Senior Vice President       4/06 - Present
Director, Vice Chair and
Chief Investment Officer           EACM Advisors LLC                         Chairman of Board           8/04 - Present
                                   200 Connecticut Avenue                    Chief Executive Officer     8/04 - 5/06
                                   Norwalk, CT 06854-1940

                                   Founders Asset Management LLC****         Member, Board of Managers   11/06 - Present

                                   Standish Mellon Asset Management          Board Member                12/06 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Mellon Capital Management                 Director                    12/06 - Present
                                   Corporation***

                                   Mellon Equity Associates, LLP*            Board Member                12/06 - Present

                                   Newton Management Limited                 Board Member                12/06 - Present
                                   London, England

                                   Franklin Portfolio Associates, LLC*       Board Member                12/06 - Present

Mitchell E. Harris                 Standish Mellon Asset Management Company  Chairman                    2/05 - Present
Director                           LLC                                       Chief Executive Officer     8/04 - Present
                                   One Financial Center                      Member, Board of            10/04 - Present
                                   Boston, MA 02211                          Managers

                                   Palomar Management                        Director                    12/97 - Present
                                   London, England

                                   Palomar Management Holdings Limited       Director                    12/97 - Present
                                   London, England

                                   Pareto Investment Management Limited      Director                    9/04 - Present
                                   London, England

                                   MAM (DE) Trust+++++                       President                   10/05 - 1/07
                                                                             Member of Board of          10/05 - 1/07
                                                                             Trustees

                                   MAM (MA) Holding Trust+++++               President                   10/05 - 1/07
                                                                             Member of Board of          10/05 - 1/07
                                                                             Trustees

Ronald P. O'Hanley                 Mellon Financial Corporation+             Vice Chairman               6/01 - Present
Vice Chair
and Director
                                   Mellon Bank, N.A. +                       Vice Chairman               6/01 - Present

                                   Mellon Growth Advisors, LLC*              Board Member                1/02 - 7/03

                                   TBC General Partner, LLC*                 President                   7/03 - Present

                                   Standish Mellon Asset Management          Board Member                7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management          Board Member                7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*         Director                    12/00 - Present

                                   Franklin Portfolio Associates,            Director                    4/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                      Partner Representative      2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Buck Consultants, Inc.++                  Director                    7/97 - Present

                                   Newton Management Limited                 Executive Committee         10/98 - Present
                                   London, England                           Member
                                                                             Director                    10/98 - Present

                                   Mellon Global Investments Japan Ltd.      Non-Resident Director       11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                      Director                    1/98 - Present

                                   Fixed Income (MA) Trust*                  Trustee                     6/03 - Present

                                   Fixed Income (DE) Trust*                  Trustee                     6/03 - Present

                                   Pareto Partners                           Partner Representative      5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management                 Director                    2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**             Director                    2/97 - 7/03

                                   Mellon Bond Associates, LLP+              Executive Committee Member  1/98 - 7/03
                                                                             Chairman
                                                                                                         1/98 - 7/03

                                   Mellon Equity Associates, LLP+            Executive Committee         1/98 - Present
                                                                             Member
                                                                             Chairman                    1/98 - Present

                                   Mellon Global Investing Corp.*            Director                    5/97 - Present
                                                                             Chairman                    5/97 - Present
                                                                             Chief Executive Officer     5/97 - Present

Scott E. Wennerholm                Mellon Capital Management Corporation***  Director                    10/05 - Prsent
Director
                                   Newton Management Limited                 Director                    1/06 - Present
                                   London, England

                                   Pareto Investment Management Limited      Director                    3/06 - Present
                                   London, England

                                   Mellon Equity Associates, LLP+            Executive Committee         10/05 - Present
                                                                             Member

                                   Standish Mellon Asset Management Company, Member, Board of            10/05 - Present
                                   LLC                                       Managers
                                   One Financial Center
                                   Boston, MA 02211

                                   The Boston Company Holding, LLC*          Member, Board of            4/06 - Present
                                                                             Managers

                                   Mellon Bank, N.A.+                        Senior Vice President       10/05 - Present

                                   Mellon Trust of New England, N.A.*        Director                    4/06 - Present
                                                                             Senior Vice President       10/05 - Present

                                   MAM (DE) Trust+++++                       Member of Board of          1/07 - Present
                                                                             Trustees

                                   MAM (MA) Holding Trust*                   Member of Baord of          1/07 - Present
                                                                             Trustees

J. David Officer                   MBSC Securities Corporation++             President                   3/00 - Present
Vice Chair                                                                   Director                    3/99 - Present
and Director
                                   MBSC, LLC++                               Manager, Board of           4/02 - Present
                                                                             Managers
                                                                             President                   4/02 - Present

                                   Boston Safe Advisors, Inc. ++             Director                    10/01 - Present

                                   Dreyfus Transfer, Inc. ++                 Chairman and Director       2/02 - Present

                                   Dreyfus Service Organization,             Director                    3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of               Director                    5/98 - Present
                                   Massachusetts, Inc.++

                                   Seven Six Seven Agency, Inc.++            Director                    10/98 - Present

                                   Mellon Residential Funding Corp. +        Director                    4/97 - Present

                                   Mellon Bank, N.A.+                        Executive Vice President    2/94 - Present

                                   Mellon United National Bank               Director                    3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Dreyfus Financial Services Corp. +        Director                    9/96 - 4/02
                                                                             Chairman                    6/99 - 4/02
                                                                             Chief Executive Officer     6/99 - 4/02

                                   Dreyfus Investment Services Company LLC+  Manager                     11/01 - 12/02
                                                                             Chairman                    11/01 - 12/02
                                                                             Chief Executive Officer     11/01 - 12/02

Patrice M. Kozlowski               None
Senior Vice President -
Corporate
Communications

Gary Pierce                        Lighthouse Growth Advisors LLC++          Member, Board of           7/05 - 9/05
Controller                                                                   Managers
                                                                             Vice President and         7/05 - 9/05
                                                                             Treasurer

                                   The Dreyfus Trust Company+++              Chief Financial Officer    7/05 - Present
                                                                             Treasurer                  7/05 - Present

                                   MBSC, LLC++                               Chief Financial Officer    7/05 - 6/07
                                                                             Manager, Board of          7/05 - 6/07
                                                                             Managers

                                   MBSC Securities Corporation++             Director                   6/07 - Present
                                                                             Chief Financial Officer    6/07 - Present

                                   Dreyfus Service Corporation++             Director                   7/05 - 6/07
                                                                             Chief Financial Officer    7/05 - 6/07
                                                                             Senior Vice President -    1/05 - 7/05
                                                                             Finance
                                                                             Vice President - Finance   3/03 - 1/05

                                   Founders Asset Management, LLC****        Assistant Treasurer        7/06 - Present

                                   Dreyfus Consumer Credit                   Treasurer                  7/05 - Present
                                   Corporation++

                                   Dreyfus Transfer, Inc.++                  Chief Financial Officer    7/05 - Present

                                   Dreyfus Service                           Treasurer                  7/05 - Present
                                   Organization, Inc.++

                                   Seven Six Seven Agency, Inc.++            Treasurer                  4/99 - Present

Joseph W. Connolly                 The Dreyfus Family of Funds ++            Chief Compliance           10/04 - Present
Chief Compliance Officer                                                     Officer

                                   The Mellon Funds Trust ++                 Chief Compliance           10/04 - Present
                                                                             Officer

                                   Dreyfus Investment Advisors, Inc. ++      Chief Compliance           10/04 - Present
                                                                             Officer

                                   Lighhouse Growth Advisors, LLC ++         Chief Compliance           10/04 - Present
                                                                             Officer

                                   MBSC, LLC ++                              Chief Compliance           10/04 - Present
                                                                             Officer

                                   MBSC Securities Corporation ++            Chief Compliance           10/04 - Present
                                                                             Officer

                                   Boston Service Corporation ++             Chief Compliance           10/04 - Present
                                                                             Officer

                                   Mellon Securities Services +              First Vice President       11/01 - 2/04

Anthony Mayo                       None
Vice President -
Information Systems

Theodore A. Schachar               Lighthouse Growth Advisors LLC++          Assistant Treasurer         9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++             Vice President - Tax        10/96 - Present

                                   MBSC, LLC++                               Vice President - Tax        4/02 - Present

                                   The Dreyfus Consumer Credit               Chairman                    6/99 - Present
                                   Corporation ++                            President                   6/99 - Present

                                   Dreyfus Investment Advisors,              Vice President - Tax        10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,             Vice President - - Tax      10/96 - Present
                                   Inc.++

John E. Lane                       A P Colorado, Inc.+                       Vice President - Real       8/07 - Present
Vice President                                                               Estate and Leases

                                   A P East, Inc.+                           Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   A P Management, Inc.+                     Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   A P Properties, Inc.+                     Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   A P Rural Land, Inc.+                     Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   Allomon Corporation+                      Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   MBC Investments Corporation +             Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   MBSC Securities Corporation++             Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   MELDEL Leasing Corporation Number 2,      Vice President - Real       7/07 - Present
                                   Inc.+                                     Estate and Leases

                                   Mellon Capital Management Corporation+    Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   Mellon Financial Services                 Vice President - Real       8/07 - Present
                                   Corporation #1+                           Estate and Leases

                                   Mellon Financial Services                 Vice President - Real       7/07 - Present
                                   Corporation #4+                           Estate and Leases

                                   Mellon International Leasing Company+     Vice President - Real       7/07 - Present
                                                                             Estate and Leases

                                   Mellon Leasing Corporation+               Vice President - Real       7/07 - Present
                                                                             Estate and Leases

                                   Mellon Trust Company of Illinois+         Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   MFS Leasing Corp.+                        Vice President - Real       7/07 - Present
                                                                             Estate and Leases

                                   MMIP, LLC+                                Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   Pontus, Inc.+                             Vice President - Real       7/07 - Present
                                                                             Estate and Leases

Jeanne M. Login                    A P Colorado, Inc.+                       Vice President - Real       8/07 - Present
Vice President                                                               Estate and Leases

                                   A P East, Inc.+                           Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   A P Management, Inc.+                     Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   A P Properties, Inc.+                     Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   A P Rural Land, Inc.+                     Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   Allomon Corporation+                      Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   APT Holdings Corporation+                 Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   BNY Investment Management                 Vice President - Real       1/07 - Present
                                   Services LLC ++++                         Estate and Leases

                                   MBC Investments Corporation+              Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   MBSC Securities Corporation++             Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   MELDEL Leasing Corporation Number 2,      Vice President - Real       7/07 - Present
                                   Inc.+                                     Estate and Leases

                                   Mellon Capital Management Corporation+    Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   Mellon Financial Services                 Vice President - Real       8/07 - Present
                                   Corporation #1+                           Estate and Leases

                                   Mellon Financial Services                 Vice President - Real       7/07 - Present
                                   Corporation #4+                           Estate and Leases

                                   Mellon International Leasing Company+     Vice President - Real       7/07 - Present
                                                                             Estate and Leases

                                   Mellon Leasing Corporation+               Vice President - Real       7/07 - Present
                                                                             Estate and Leases

                                   Mellon Trust Company of Illinois+         Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   MFS Leasing Corp.+                        Vice President - Real       7/07 - Present
                                                                             Estate and Leases

                                   MMIP, LLC+                                Vice President - Real       8/07 - Present
                                                                             Estate and Leases

                                   Pontus, Inc.+                             Vice President - Real       7/07 - Present
                                                                             Estate and Leases

James Bitetto                      The TruePenny Corporation++               Secretary                   9/98 - Present
Secretary
                                   MBSC Securities Corporation++             Assistant Secretary         8/98 - Present

                                   Dreyfus Investment                        Assistant Secretary         7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                           Assistant Secretary         7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit               Vice President and          2/02 - Present
                                   Corporation++                             Director

*  The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**  The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***  The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

****  The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+  The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++  The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++  The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Item 26(b).  Business and Other Connections of Sub-Investment Adviser:

Registrant is fulfilling the requirement of this Item 26(b) to provide a list of the officers and direcctors of Gannett Welsh & Kotler, LLC ("GW&K"), the sub-investment adviser to Registrant's Mellon Small Cap Core Equity Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by GW&K or that firm's officers an directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by GW&K (SEC File No. 801-61559).

Item 27. Principal Underwriters:

Registrant is fulfilling the requirement of this Item 26(b) to provide a list of the officers and directors of Gannett Welsh & Kotler, LLC ("GW&K"),  the sub-investment adviser to Registrant's Mellon Small Cap Equity Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by GW&K or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by GW&K (SEC File No. 801-61559).

(a)        Other investment companies for which Registrant’s principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.
2.	CitizensSelect Funds
3.	Dreyfus A Bonds Plus, Inc.
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Mortgage Securities Fund
7.	Dreyfus BASIC U.S. Government Money Market Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus California Intermediate Municipal Bond Fund
10.	Dreyfus California Tax Exempt Money Market Fund
11.	Dreyfus Cash Management
12.	Dreyfus Cash Management Plus, Inc.
13.	Dreyfus Connecticut Intermediate Municipal Bond Fund
14.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
15.	Dreyfus Fixed Income Securities
16.	Dreyfus Florida Intermediate Municipal Bond Fund
17.	Dreyfus Florida Municipal Money Market Fund
18.	Dreyfus Founders Funds, Inc.
19.	The Dreyfus Fund Incorporated
20.	Dreyfus GNMA Fund, Inc.
21.	Dreyfus Government Cash Management Funds
22.	Dreyfus Growth and Income Fund, Inc.
23.	Dreyfus Growth Opportunity Fund, Inc.
24.	Dreyfus Index Funds, Inc.
25.	Dreyfus Institutional Cash Advantage Funds
26.	Dreyfus Institutional Money Market Fund
27.	Dreyfus Institutional Preferred Money Market Funds
28.	Dreyfus Insured Municipal Bond Fund, Inc.
29.	Dreyfus Intermediate Municipal Bond Fund, Inc.
30.	Dreyfus International Funds, Inc.
31.	Dreyfus Investment Grade Funds, Inc.
32.	Dreyfus Investment Portfolios
33.	The Dreyfus/Laurel Funds, Inc.
34.	The Dreyfus/Laurel Funds Trust
35.	The Dreyfus/Laurel Tax-Free Municipal Funds
36.	Dreyfus LifeTime Portfolios, Inc.
37.	Dreyfus Liquid Assets, Inc.
38.	Dreyfus Massachusetts Intermediate Municipal Bond Fund
39.	Dreyfus Massachusetts Municipal Money Market Fund
40.	Dreyfus Midcap Index Fund, Inc.
41.	Dreyfus Money Market Instruments, Inc.
42.	Dreyfus Municipal Bond Fund, Inc.
43.	Dreyfus Municipal Cash Management Plus
44.	Dreyfus Municipal Funds, Inc.
45.	Dreyfus Municipal Money Market Fund, Inc.
46.	Dreyfus New Jersey Intermediate Municipal Bond Fund
47.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
48.	Dreyfus New York Municipal Cash Management
49.	Dreyfus New York Tax Exempt Bond Fund, Inc.
50.	Dreyfus New York Tax Exempt Intermediate Bond Fund
51.	Dreyfus New York Tax Exempt Money Market Fund
52.	Dreyfus U.S. Treasury Intermediate Term Fund
53.	Dreyfus U.S. Treasury Long Term Fund
54.	Dreyfus 100% U.S. Treasury Money Market Fund
55.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund
56.	Dreyfus Pennsylvania Municipal Money Market Fund
57.	Dreyfus Premier California Tax Exempt Bond Fund, Inc.
58.	Dreyfus Premier Equity Funds, Inc.
59.	Dreyfus Premier Fixed Income Funds
60.	Dreyfus Premier International Funds, Inc.
61.	Dreyfus Premier GNMA Fund
62.	Dreyfus Premier Manager Funds I
63.	Dreyfus Premier Manager Funds II
64.	Dreyfus Premier Municipal Bond Fund
65.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66.	Dreyfus Premier New York Municipal Bond Fund
67.	Dreyfus Premier Opportunity Funds
68.	Dreyfus Premier State Municipal Bond Fund
69.	Dreyfus Premier Stock Funds
70.	The Dreyfus Premier Third Century Fund, Inc.
71.	The Dreyfus Premier Value Equity Funds
72.	Dreyfus Premier Worldwide Growth Fund, Inc.
73.	Dreyfus Short-Intermediate Government Fund
74.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
75.	The Dreyfus Socially Responsible Growth Fund, Inc.
76.	Dreyfus Stock Index Fund, Inc.
77.	Dreyfus Tax Exempt Cash Management
78.	Dreyfus Treasury Cash Management
79.	Dreyfus Treasury Prime Cash Management
80.	Dreyfus Variable Investment Fund
81.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
82.	General California Municipal Money Market Fund
83.	General Government Securities Money Market Funds, Inc.
84.	General Money Market Fund, Inc.
85.	General Municipal Money Market Funds, Inc.
86.	General New York Municipal Bond Fund, Inc.
87.	General New York Municipal Money Market Fund
88.	Mellon Funds Trust
89.	Strategic Funds, Inc.

(b)

Name and Principal Business Address	Positions and Offices with the Distributor	Positions and Offices with the Registrant

Thomas F. Eggers *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	President
Jon R. Baum*	Executive Vice President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
William H. Maresca *	Executive Vice President	None
James Neiland*	Executive Vice President	None
Irene Papadoulis **	Executive Vice President and Director	None
Noreen Ross *	Executive Vice President	None
Bret Young *	Executive Vice President and Director	None
Gary Pierce *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Sue Ann Cormack **	Senior Vice President	None
Marc S. Isaacson**	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer	Chief Compliance Officer
Stephen Storen *	Chief Compliance Officer	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President – Compliance	AML Compliance Officer
Jill Gill*	Vice President	None
Tracy Hopkins *	Vice President	None
Mary Merkle *	Vice President – Compliance	None
Paul Molloy *	Vice President	None
James Muir *	Vice President – Compliance	None
Anthony Nunez *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
Alex G. Sciulli****	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	VP and Assistant Secretary
Ken Christoffersen ***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.
****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

Item 28. Location of Accounts and Records:

1.	Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

2.	Mellon Trust of New England, N.A.
One Boston Place
Boston, Massachusetts 02108

3.	DST Systems, Inc.
1055 Broadway
Kansas City, Missouri 64105

4.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29. Management Services:

Not Applicable.

Item 30. Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 14th day of January, 2008.

MELLON FUNDS TRUST
By:	/s/ Christopher E. Sheldon*
Christopher E. Sheldon President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Name	Title	Date

	/s/ Christopher E. Sheldon*	President (Principal Executive Officer)	January 14, 2008
Christopher E. Sheldon

	/s/ James Windels*	Treasurer (Principal Financial and	January 14, 2008
	James Windels	Accounting Officer)

	/s/ Patrick J. O’Connor*	Chairman of the Board	January 14, 2008
Patrick J. O’Connor

	/s/ John L. Diederich*	Trustee	January 14, 2008
John L. Diederich

	/s/ Maureen M. Young*	Trustee	January 14, 2008
Maureen M. Young

	/s/ Ronald R. Davenport*	Trustee	January 14, 2008
Ronald R. Davenport

	/s/ Kevin C. Phelan*	Trustee	January 14, 2008
Kevin C. Phelan

	/s/ Patrick J. Purcell*	Trustee	January 14, 2008
Patrick J. Purcell

	/s/ Thomas F. Ryan, Jr.*	Trustee	January 14, 2008
Thomas F. Ryan, Jr.

*By:	/s/ Jeff Prusnofsky
Jeff Prusnofsky, Attorney-in-Fact